                                                                   Exhibit 10.4


                                   $10,000,000


                               FINANCING AGREEMENT


                         Dated as of September 19, 2000


                                     Between

                      INNOVATIVE CLINICAL SOLUTIONS, LTD.,
                             CLINICAL STUDIES, LTD.
                                       and
         THE OTHER SUBSIDIARIES OF INNOVATIVE CLINICAL SOLUTIONS, LTD.,
                                 as Loan Parties


                                       and

                               ABLECO FINANCE LLC,
                                    as Lender

                                TABLE OF CONTENTS

                                                                                                           Page


ARTICLE I   DEFINITIONS; CERTAIN TERMS......................................................................1

         SECTION 1.01.   Definitions........................................................................1

         SECTION 1.02.   Terms Generally....................................................................20

         SECTION 1.03.   Accounting and Other Terms.........................................................20

         SECTION 1.04.   Time References....................................................................20


ARTICLE II   THE LOANS  ....................................................................................20

         SECTION 2.01.   Commitment.........................................................................20

         SECTION 2.02.   Making the Loans...................................................................21

         SECTION 2.03.   Note; Repayment of Loans...........................................................21

         SECTION 2.04.   Interest...........................................................................21
                  (a)   Loans...............................................................................21
                  (b)   Default Interest....................................................................22
                  (c)   Interest Payment....................................................................22
                  (d)   General.............................................................................22

         SECTION 2.05.  Optional Reduction of Commitment; Prepayment of Loans...............................22
                  (a)   Reduction of Commitment.............................................................22
                  (b)   Interest and Fees...................................................................22

         SECTION 2.06.  Fees ...............................................................................22
                  (a)   Commitment Fee......................................................................22
                  (b)   Closing Fee.........................................................................23
                  (c)   Loan Servicing Fee..................................................................23
                  (d)   Unused Line Fee.....................................................................23
                  (e)   Anniversary Fee.....................................................................23
                  (f)   Financial Examination, Documentation, and Appraisal Fees............................23

         SECTION 2.07.  Securitization......................................................................23


ARTICLE III   PAYMENTS AND OTHER COMPENSATION...............................................................24

         SECTION 3.01.   Payments; Computations and Statements..............................................24


ARTICLE IV   CONDITIONS TO LOANS............................................................................25

         SECTION 4.01.  Conditions Precedent to Effectiveness and the Initial Loan..........................25
                  (a)   Payment of Fees, Etc................................................................25


                                      -i-


                  (b)   Representations and Warranties; No Event of Default.................................25
                  (c)   Legality; No Proceeding.............................................................25
                  (d)   Delivery of Documents...............................................................25
                  (e)   Material Adverse Change.............................................................28
                  (f)   Proceedings; Receipt of Documents...................................................28
                  (g)   Plan of Reorganization..............................................................28
                  (h)   Confirmation Order..................................................................28
                  (i)   Management Reference Checks.........................................................28
                  (j)   Due Diligence.......................................................................28
                  (k)   Cash Management.....................................................................29
                  (l)   Excess Availability; Accounts Payable...............................................29

         SECTION 4.02.   Conditions Precedent to Subsequent Loans...........................................29
                  (a)   Payment of Fees, Etc................................................................29
                  (b)   Representations and Warranties; No Event of Default.................................29
                  (c)   Legality............................................................................29
                  (d)   Borrowing Notice....................................................................29
                  (e)   Delivery of Documents...............................................................29
                  (f)   Proceedings; Receipt of Documents...................................................29


ARTICLE V   REPRESENTATIONS AND WARRANTIES..................................................................30

         SECTION 5.01.   Representations and Warranties.....................................................30
                  (a)   Organization, Good Standing, Etc....................................................30
                  (b)   Authorization, Etc..................................................................30
                  (c)   Governmental Approvals..............................................................30
                  (d)   Enforceability of Loan Documents....................................................30
                  (e)   Capitalization......................................................................31
                  (f)   Subsidiaries........................................................................31
                  (g)   Litigation..........................................................................31
                  (h)   Financial Condition.................................................................31
                  (i)   Compliance with Law, Etc............................................................32
                  (j)   ERISA...............................................................................32
                  (k)   Taxes, Etc..........................................................................33
                  (l)   Regulations T, U and X..............................................................33
                  (m)   Nature of Business..................................................................33
                  (n)   Adverse Agreements, Etc.............................................................33
                  (o)   Permits, Etc........................................................................33
                  (p)   Properties..........................................................................33
                  (q)   Full Disclosure.....................................................................34
                  (r)   Security Interests..................................................................34
                  (s)   Operating Lease Obligations.........................................................34
                  (t)   Environmental Matters...............................................................34
                  (u)   Insurance...........................................................................35
                  (v)   Use of Proceeds.....................................................................35
                  (w)   Solvency............................................................................35
                  (x)   Location of Bank Accounts...........................................................35

                                      -ii-


                  (y)   Intellectual Property...............................................................35
                  (z)   Material Contracts..................................................................36
                  (aa)  Holding Company and Investment Company Acts.........................................36
                  (bb)  Employee and Labor Matters..........................................................36
                  (cc)  Customers and Suppliers.............................................................36
                  (dd)  No Bankruptcy Filing................................................................37
                  (ee)  Location of Inventory; Place of Business; Chief Executive Office....................37


ARTICLE VI  COVENANTS OF THE BORROWER.......................................................................37

         SECTION 6.01.   Affirmative Covenants..............................................................37
                  (a)   Reporting Requirements..............................................................37
                  (b)   Additional Guaranties and Collateral Security.......................................41
                  (c)   Compliance with Laws, Etc...........................................................42
                  (d)   Preservation of Existence, Etc......................................................42
                  (e)   Keeping of Records and Books of Account.............................................42
                  (f)   Inspection Rights...................................................................42
                  (g)   Maintenance of Properties, Etc......................................................42
                  (h)   Maintenance of Insurance............................................................42
                  (i)   Obtaining of Permits, Etc...........................................................43
                  (j)   Environmental.......................................................................43
                  (k)   Further Assurances..................................................................44
                  (l)   Change in Collateral; Collateral Records............................................44
                  (m)   Landlord Waivers....................................................................44
                  (n)   Subordination.......................................................................44
                  (o)   Real Property.......................................................................44
                  (p)   Fiscal Year; Fiscal Quarter.........................................................45
                  (q)   Cash Management.....................................................................45
                  (r)   Inactive Subsidiaries...............................................................46
                  (s)   Inactive Bank Accounts..............................................................46

         SECTION 6.02.   Negative Covenants.................................................................46
                  (a)   Liens, Etc..........................................................................47
                  (b)   Indebtedness........................................................................47
                  (c)   Fundamental Changes.................................................................47
                  (d)   Change in Nature of Business........................................................48
                  (e)   Loans, Advances, Investments, Etc...................................................48
                  (f)   Lease Obligations...................................................................48
                  (g)   Capital Expenditures................................................................48
                  (h)   Restricted Payments.................................................................49
                  (i)   Federal Reserve Regulations.........................................................49
                  (j)   Transactions with Affiliates........................................................49
                  (k)   Limitations on Dividends and Other Payment Restrictions Affecting
                        Subsidiaries........................................................................50
                  (l)   Limitation on Issuance of Capital Stock.............................................50

                                     -iii-

                  (m)   Modifications of Indebtedness, Organizational Documents and Certain
                        Other Agreements; Etc...............................................................50
                  (n)   Investment Company Act of 1940......................................................51
                  (o)   Compromise of Accounts Receivable...................................................51
                  (p)   Environmental.......................................................................51
                  (q)   Certain Agreements..................................................................51
                  (r)   Compensation........................................................................52
                  (s)   Use of Proceeds.....................................................................52
                  (t)   Financial Covenants.................................................................52
                  (u)   Bank Accounts.......................................................................53


ARTICLE VII   MANAGEMENT, COLLECTION AND STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL.................53

         SECTION 7.01.   Collection of Accounts Receivable; Management of Collateral........................53

         SECTION 7.02.   Accounts Receivable Documentation..................................................54

         SECTION 7.03.   Status of Accounts Receivable and Other Collateral.................................55

         SECTION 7.04.   Collateral Custodian...............................................................55


ARTICLE VIII   EVENTS OF DEFAULT............................................................................56

         SECTION 8.01.   Events of Default..................................................................56


ARTICLE IX    GUARANTY  ....................................................................................59

         SECTION 9.01.   Guaranty; Limitation of Liability..................................................59

         SECTION 9.02.   Guaranty Absolute..................................................................59

         SECTION 9.03.   Waiver.............................................................................60

         SECTION 9.04.   Continuing Guaranty; Assignments...................................................60

         SECTION 9.05.   Subrogation........................................................................61


ARTICLE X   MISCELLANEOUS...................................................................................61

         SECTION 10.01.   Notices, Etc......................................................................61

         SECTION 10.02.   Amendments, Etc...................................................................62

         SECTION 10.03.   No Waiver; Remedies, Etc..........................................................63

         SECTION 10.04.   Expenses; Taxes; Attorneys' Fees..................................................63

         SECTION 10.05.   Right of Set-off..................................................................64

         SECTION 10.06.   Severability......................................................................64

         SECTION 10.07.   Assignments and Participations....................................................64

                                      -iv-


         SECTION 10.08.   Counterparts......................................................................65

         SECTION 10.09.   GOVERNING LAW.....................................................................65

         SECTION 10.10.   CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.............................66

         SECTION 10.11.   WAIVER OF JURY TRIAL, ETC.........................................................66

         SECTION 10.12.   Consent by the Lender.............................................................67

         SECTION 10.13.   No Party Deemed Drafter...........................................................67

         SECTION 10.14.   Reinstatement; Certain Payments...................................................67

         SECTION 10.15.   Indemnification...................................................................67

         SECTION 10.16.   Records...........................................................................68

         SECTION 10.17.   Binding Effect....................................................................68

         SECTION 10.18.   Joint and Several.................................................................68

         SECTION 10.19.   Confidentiality...................................................................68

Schedule 1.01(A)           Lender Account
Schedule 5.01(e)           Capitalization
Schedule 5.01(f)(i)        Subsidiaries
Schedule 5.01(f)(ii)       Permitted Subsidiaries
Schedule 5.01(g)           Litigation
Schedule 5.01(j)           ERISA
Schedule 5.01(k)           Taxes
Schedule 5.01(p)           Real Property
Schedule 5.01(s)           Operating Leases
Schedule 5.01(t)           Environmental Matters
Schedule 5.01(u)           Insurance
Schedule 5.01(x)           Bank Accounts
Schedule 5.01(y)           Intellectual Property
Schedule 5.01(z)           Material Contracts
Schedule 5.01(ee)          Inventory; Places of Business; Chief Executive Office
Schedule 6.01(l)           Collateral Locations
Schedule 6.02(a)           Existing Liens
Schedule 6.02(b)           Existing Indebtedness
Schedule 6.02(c)(ii)       Excluded Assets
Schedule 6.02(e)           Existing Investments
Schedule 6.02(j)           Existing Affiliate Agreements
Schedule 6.02(k)           Existing Payment Restrictions

Exhibit A           Form of Note
Exhibit B           Form of Joinder Agreement
Exhibit C           Form of Security Agreement
Exhibit D           Form of Pledge and Security Agreement
Exhibit E           Form of Notice of Borrowing
Exhibit F           [Intentionally Omitted]
Exhibit G           Form of Borrowing Base Certificate
Exhibit H           Form of Cash Concentration Agreement
Exhibit I           Form of Depository Account Agreement
Exhibit J           [Intentionally Omitted]
Exhibit K           Form of Contribution Agreement
Exhibit L           Confirmation Order
Exhibit M           Plan of Reorganization

                               FINANCING AGREEMENT

                  Financing Agreement dated as of September 19, 2000, by and between INNOVATIVE CLINICAL SOLUTIONS, LTD., a Delaware corporation (the "PARENT"), CLINICAL STUDIES, LTD., a Delaware corporation (the "BORROWER"), the subsidiaries of the Parent (other than the Borrower) party hereto and identified on the signature pages hereto as "Guarantors" (together with the Parent, each a "GUARANTOR" and collectively, the "GUARANTORS"), and ABLECO FINANCE LLC, a Delaware limited liability company (as lender and as agent for itself and each person or entity that purchases any portion of Ableco Finance LLC's rights and obligations under this Agreement pursuant to Section 10.07, collectively, the "LENDER").


                                    RECITALS

                  The Parent and Borrower have asked the Lender to extend credit to the Borrower consisting of a revolving credit facility in an aggregate principal amount not to exceed $10,000,000 at any time outstanding. The proceeds of loans made under the revolving credit facility shall be used to (i) satisfy certain obligations of the Parent, the Borrower and the other Subsidiaries of the Parent pursuant to the Plan of Reorganization (as hereinafter defined), (ii) pay certain fees, costs and expenses relating to the transactions contemplated hereby and (iii) fund the Borrower's ongoing working capital requirements. The Lender is willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.

                  In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:


                                    ARTICLE I

                           DEFINITIONS; CERTAIN TERMS

                  SECTION 1.01. DEFINITIONS. As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "ACCOUNT DEBTOR" means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

                  "ACCOUNT RECEIVABLE" means any and all rights of a Loan Party to payment for goods sold and services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future and any proceeds arising therefrom or relating thereto.

                  "ACTION" has the meaning specified therefor in Section 10.12.

                  "AFFILIATE" means, as to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the Capital Stock having ordinary voting power for the election of directors of such Person, or with respect to any Person as to which another Person has the power to vote 10% or more of such Capital Stock, 25% or more of such Capital Stock, or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall the Lender be considered an "Affiliate" of any Loan Party.

                  "AGREEMENT" means this Financing Agreement, together with all Exhibits and Schedules hereto, as the same may be amended or otherwise modified from time to time.

                  "ALLOCATION FOR NEW SALES" means an amount accruing from the first date after delivery of a Borrowing Base Certificate in accordance with
Section 6.01(a)(vi) at a PER DIEM rate equal to (x) the Prior Month's Sales Amount for the month immediately preceding the month during which such Borrowing Base Certificate was delivered DIVIDED by (y) the total number of days (i.e., 28, 29, 30 or 31) in such prior month; PROVIDED that the Allocation For New Sales shall be reduced to $0 on each day that a Borrowing Base Certificate is delivered.

                  "ANNIVERSARY FEE" has the meaning specified therefor in
Section 2.06(e).

                  "AUTHORIZED OFFICER" means, with respect to a Loan Party, the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Controller and the Secretary of such Loan Party and any other officer designated on behalf of a Loan Party as an Authorized Officer of such Loan Party by written notice to the Lender.

                  "BOARD" means the Board of Governors of the Federal Reserve System of the United States.

                  "BORROWER" has the meaning specified therefor in the preamble hereto.

                  "BORROWING BASE" means, at any date, (a) the LESSER of (i) the sum of (A) the product of eighty-five percent (85%) TIMES the Net Amount of Eligible Accounts Receivable of the Borrower as of such date PLUS (B) the product of fifty percent (50%) TIMES the Allocation For New Sales of the Borrower as of such date, PLUS (c) $5,000,000, and (ii) the aggregate amount of actual Collections by the Borrower from Accounts Receivable of the Borrower for the immediately preceding 120 day period to the extent such Collections are received in the ordinary course of business of the Borrower, MINUS (b) such reserves as the Lender may deem appropriate in the exercise of its reasonable business judgment based upon the lending practices of the Lender consistent with the practices customary in the commercial finance industry.

                  "BORROWING BASE CERTIFICATE" means a certificate signed by the chief financial officer of the Borrower and setting forth the calculation of the Borrowing Base in compliance with Section 6.01(a)(vi), substantially in the form of Exhibit G.

                  "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

                  "CAPITAL EXPENDITURES" means, with respect to any Person for any period, the sum of (i) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period, and (ii) to the extent not covered by clause (i) above, the aggregate of all expenditures by such Person and its Subsidiaries to acquire by purchase or otherwise the business or fixed assets of, or the Capital Stock of, any other Person.

                  "CAPITALIZED LEASE" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is required under GAAP to be capitalized on the balance sheet of such Person.

                  "CAPITALIZED LEASE OBLIGATIONS" means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

                  "CAPITAL STOCK" means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership or other equity interests of such Person.

                  "CASH AND CASH EQUIVALENTS" means all cash and any presently existing or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

                  "CASH CONCENTRATION ACCOUNT" means the deposit account maintained by the Borrower at the Cash Concentration Account Bank, which deposit account is listed on Part A of Schedule 5.01(x) and shall be under the sole dominion and control of the Lender.

                  "CASH CONCENTRATION ACCOUNT AGREEMENT" means the agreement, substantially in the form of Exhibit H, among the Cash Concentration Account Bank, the Borrower and the Lender, delivered to the Lender pursuant to Section 6.01(q), as the same may be amended or otherwise modified from time to time.

                  "CASH CONCENTRATION ACCOUNT BANK" means Bank of America, N.A., or any other depository institution mutually acceptable to the Borrower and the Lender.

                  "CHANGE OF CONTROL" means (i) any Person, or group of Persons acting in concert, other than the Permitted Holders, shall acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or control, in the aggregate, of more than 30% of the aggregate outstanding voting power of the Capital Stock of the Parent, (ii) the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) or control, either directly or through one or more intermediate Loan Parties, of 100% of the aggregate outstanding voting power of the Capital Stock of the Borrower and the Guarantors (other than the Parent) or (iii) Michael T. Heffernan and Gary Gillheeney shall cease to be involved in the day to day operations and management of the business of the Loan Parties and a replacement acceptable to the Lender is not appointed within 120 days.

                  "CLOSING FEE" has the meaning specified therefor in Section 2.06(b).

                  "COLLATERAL" means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Person upon which a Lien is granted or purported to be granted by such Person as security for all or any part of the Obligations.

                  "COLLECTIONS" means all cash, checks, notes, instruments and other items of payment (including insurance proceeds, proceeds of cash sales, rental proceeds and tax refunds) of the Loan Parties.

                  "COMMITMENT" means the commitment of the Lender to make Loans to the Borrower in an aggregate principal amount at any time outstanding not to exceed $10,000,000.00, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

                  "COMMITMENT FEE" has the meaning specified therefor in Section 2.06(a).

                  "CONFIRMATION ORDER" means that certain Order (A) Approving the Prepetition Solicitation and Disclosure Statement as Containing Adequate Information, and (B) Confirming Prepackaged Plan of Reorganization of Innovative Clinical Solutions, Ltd. Et Al. Under Chapter 11 of The Bankruptcy Code, entered August 25, 2000 by the United States Bankruptcy Court for the District of Delaware in the cases commenced by the Parent and its Subsidiaries under chapter 11 of Title 11, United States Code, a copy of which is attached hereto as Exhibit L.

                  "CONSOLIDATED EBITDA" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period, PLUS, without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense, (B) income tax expense, (C) depreciation expense, and (D) amortization expense net of negative goodwill amortization from acquisitions.

                  "CONSOLIDATED NET INCOME" means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination thereof (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges (including, without limitation, all restructuring charges made after the Effective Date under, and as defined in, the Plan of Reorganization), (c) effects of discontinued operations, (d) interest income not related to any Network Management Contract, (e) lease restructuring charges, (f) write-downs (other than write-downs for Excluded Assets), (g) effects of site closings and (h) effects of "fresh-start" accounting adjustments.

                  "CONSOLIDATED NET INTEREST EXPENSE" means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined in conformity with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), LESS
(i) the sum of (A) interest income for such period and (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of such gross interest expense), PLUS (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in such gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), each determined on a consolidated basis and in accordance with GAAP for such Person and its Subsidiaries.

                  "CONTINGENT OBLIGATION" means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term "Contingent Obligation" shall not include any products or service warranties or indemnities extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

                  "CONTRIBUTION AGREEMENT" means an Indemnity, Subrogation and Contribution Agreement to be executed by each of the Loan Parties, substantially in the form of Exhibit K, as the same may be amended or otherwise modified from time to time.

                  "DEFAULT" means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

                  "DEPOSITORY ACCOUNTS" means the lock-box or blocked depository accounts maintained by the Loan Parties for the collection of the cash of the Loan Parties and the proceeds from Accounts Receivable and the sale of the Inventory of the Loan Parties, which Depository Accounts are set forth in Part B of Schedule 5.01(x).

                  "DEPOSITORY ACCOUNT AGREEMENTS" means each agreement, substantially in the form of Exhibit I, among a Depository Bank, a Loan Party and the Lender delivered to the Lender pursuant to Section 6.01(q), as such Agreement may be amended or otherwise modified from time to time.

                  "DEPOSITORY BANK" means each financial institution at which a Depository Account is maintained.

                  "DISPOSITION" means any transaction, or series of related transactions, pursuant to which the Parent, the Borrower or any of the other Subsidiaries of the Parent sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, EXCLUDING any sales of Inventory in the ordinary course of business on ordinary business terms or sales or other dispositions of Permitted Investments.

                  "DOLLAR," "DOLLARS" and the symbol "$" each means lawful money of the United States of America.

                  "EFFECTIVE DATE" means the date, on or before September 30, 2000, on which all of the conditions precedent set forth in Article IV are satisfied or waived.

                  "ELIGIBLE ACCOUNTS RECEIVABLE" means the Accounts Receivable of the Borrower that are, and at all times continue to be, acceptable to the Lender in the exercise of its reasonable business judgment. In general, an Account Receivable may, in the sole and absolute discretion of the Lender, be deemed to be eligible if: (i) delivery of the merchandise or the rendition of the services giving rise to such Account Receivable has been completed and income with respect thereto is permitted to be recognized by the Borrower under GAAP; (ii) with respect to such Account Receivable, no return, rejection, repossession or dispute has occurred, the Account Debtor has not asserted any setoff, defense or counterclaim, and there has not occurred any extension of the time for payment without the consent of the Lender, PROVIDED that, in the case of any dispute, setoff, defense or counterclaim with respect to an Account Receivable, the portion of such Account Receivable not subject to such dispute, setoff, defense or counterclaim will not be ineligible solely by reason of this clause (ii); (iii) such Account Receivable is lawfully owned by the Borrower free and clear of any Lien other than in favor of the Lender and otherwise continues to be in full conformity with all representations and warranties made by the Loan Parties to the Lender with respect thereto in the Loan Documents;
(iv) such Account Receivable is unconditionally payable in Dollars within 180 days from the date on which income with respect thereto is permitted to be recognized by the Borrower under GAAP and is not evidenced by a promissory note, chattel paper or any other instrument or other document; (v) no more than 180 days have elapsed from the date on which income with respect to such Account Receivable is permitted to be recognized by the Borrower under GAAP, (vi) such Account Receivable is not due from a Loan Party or an Affiliate of a Loan Party;
(vii) such Account Receivable does not constitute an obligation of the United States or any other Governmental Authority (unless all steps required by the Lender in connection therewith, including notice to the United States Government under the Federal Assignment of Claims Act, have been duly taken in a manner satisfactory to the Lender); (viii) the Account Debtor (or the applicable office of the Account

Debtor) with respect to such Account Receivable is located in the continental United States, unless such Account Receivable is supported by a letter of credit or other similar obligation satisfactory to the Lender; (ix) the Account Debtor with respect to such Account Receivable is not also a supplier to or creditor of a Loan Party, unless such Account Debtor has executed a no-offset letter satisfactory to the Lender; (x) with respect to all Accounts Receivable owed by a given Account Debtor with respect to a given study under a given contract, not more than 50% of the aggregate amount of all such Accounts Receivable owed with respect to such study have remained unpaid 180 days from the date on which income with respect to such Accounts Receivable are permitted to be recognized by the Borrower under GAAP; (xi) the Account Debtor with respect to such Account Receivable (A) has not filed a petition for bankruptcy or any other relief under the Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization or relief of debtors, made an assignment for the benefit of creditors, had filed against it any petition or other application for relief under the Bankruptcy Code or any such other law, (B) has not failed, suspended business operations, become insolvent or called a meeting of its creditors for the purpose of obtaining any financial concession or accommodation, (C) has not had or suffered to be appointed a receiver or a trustee for all or a significant portion of its assets or affairs or (D) in the case of an Account Debtor who is an individual, is not an employee of the Borrower or any of its Affiliates and has not died or been declared incompetent; and (xii) the Lender is, and continues to be, in the exercise of its reasonable business judgment based upon the lending practices of the Lender consistent with the practices customary in the commercial finance industry, satisfied with the credit standing of the Account Debtor in relation to the amount of credit extended and the Lender believes, in its discretion, that the prospect of collection of such Account Receivable is not impaired for any reason.

                  "EMPLOYEE PLAN" means an employee benefit plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained (or was maintained at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of the Borrower or any of its ERISA Affiliates.

                  "ENVIRONMENTAL ACTIONS" means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from any assets, properties or businesses of the Parent or any of its Subsidiaries or any predecessor in interest; (ii) from adjoining properties or businesses; or (iii) onto any facilities which received Hazardous Materials generated by the Parent or any of its Subsidiaries or any predecessor in interest.

                  "ENVIRONMENTAL INDEMNITY AGREEMENT" means an Environmental Indemnity Agreement, in form and substance satisfactory to the Lender made by the Parent and/or one of its Subsidiaries in favor of the Lender, as amended, supplemented or otherwise modified from time to time.

                  "ENVIRONMENTAL LAWS" means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601, ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C.ss.1801, ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C.ss.6901, ET SEQ.), the Federal Clean Water Act (33 U.S.C.ss.1251 ET SEQ.), the Clean Air Act (42 U.S.C.ss.7401 ET SEQ.), the Toxic Substances Control Act (15 U.S.C.ss.2601 ET SEQ.) and the

Occupational Safety and Health Act (29 U.S.C.ss.651 ET SEQ.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment.

                  "ENVIRONMENTAL LIABILITIES AND COSTS" means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or (ii) any facility which received Hazardous Materials generated by any Loan Party.

                  "ENVIRONMENTAL LIEN" means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

                  "ERISA AFFILIATE" means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a "controlled group" within the meaning of Sections 414(b), (c), (m) and (o) of the Code.

                  "EVENT OF DEFAULT" means any of the events set forth in
Section 8.01.

                  "EXCESS AVAILABILITY" means, at any time as determined by the Lender in accordance with Section 2.01, the amount of the Loans available to the Borrower.

                  "EXCLUDED ASSETS" means the assets described in Schedule 6.02(c)(ii).

                  "EXISTING FINANCING AGREEMENTS" means (i) the Loan and Security Agreement dated March 12, 1999, by and among the Parent, certain of its Subsidiaries, and the Existing Lender, (ii) the Loan and Security Agreement dated March 12, 1999, by and among the Parent, PhyMatrix Diagnostic Imaging, Inc., PhyMatrix Management Company, Inc. and the Existing Lender, and (iii) the Loan and Security Agreement dated March 12, 1999, by and among the Parent, the Borrower, Clinical Marketing, Ltd. and the Existing Lender.

                  "EXISTING LENDER" means Heller Healthcare Finance, Inc. (f/k/a HCFP Funding, Inc.), a Delaware corporation, as lender under the Existing Financing Agreements.

                  "EXPENSE DEPOSIT" means the expense deposit in the amount of $200,000 paid by the Parent to the Lender on or prior to the Effective Date to pay the out-of-pocket costs and expenses of the Lender in connection with the performance of due diligence, the appraising and securing of Collateral and other property and assets of the Parent, the Borrower and their Affiliates, and the preparation of agreements, instruments and other documents in connection with the transactions contemplated hereby and by the other Loan Documents, and otherwise in connection with the consummation of such transactions.

                  "FIELD EXAMINATION FEE" has the meaning specified therefor in
Section 2.06(f).

                  "FINAL MATURITY DATE" means September 19, 2002, or such earlier date on which any Loan shall become due and payable, in whole or in part, in accordance with the terms of this Agreement and the other Loan Documents.

                  "FINANCIAL STATEMENTS" means (i) the audited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Year ended January 31, 2000 and the related consolidated statement of operations, shareholders' equity and cash flows for the Fiscal Year then ended, (ii) the unaudited consolidated balance sheets of the Parent and its Subsidiaries for the Fiscal Quarter ended April 30, 2000 and the related consolidated statement of operations, shareholder's equity and cash flows for the Fiscal Quarter then ended and (iii) the unaudited consolidated balance sheet of the Parent and its Subsidiaries for the Fiscal Quarter ended July 31, 2000 and the related consolidated statement of operations, shareholder's equity and cash flows for the Fiscal Quarter then ended.

                  "FISCAL QUARTER" means a fiscal quarter of the Parent and its Subsidiaries ending on April 30, July 31, October 31 and January 31 of each year.

                  "FISCAL YEAR" means the fiscal year of the Parent and its Subsidiaries ending on January 31 of each year.

                  "GAAP" means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, PROVIDED THAT for the purpose of Section 6.02(t) hereof and the definitions used therein, "GAAP" shall mean generally accepted accounting principles in effect on the date hereof and consistent with those used in the preparation of the Financial Statements, PROVIDED, FURTHER, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 6.02(t) hereof, the Lender and the Parent shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lender and the Parent after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 6.02(t) hereof shall be calculated as if no such change in GAAP has occurred.

                  "GOVERNMENTAL AUTHORITY" means any nation or government, any Federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

                  "GUARANTEED OBLIGATIONS" has the meaning specified therefor in
Section 9.01.

                  "GUARANTIES" means (i) the guaranty contained in Article IX hereof and (ii) each other guaranty, in form and substance satisfactory to the Lender, made by a Guarantor in favor of the Lender and guaranteeing all or part of the Obligations.

                  "GUARANTOR" and "GUARANTORS" have the meanings specified therefor in the preamble hereto and, in addition, mean all other Persons which hereafter guarantee, pursuant to Section 6.01(b) or otherwise, all or part of the Obligations.

                  "HAZARDOUS MATERIALS" means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substances, extremely hazardous substance or chemical, hazardous waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including but not limited to, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products containing hazardous substances.

                  "HEDGING AGREEMENT" means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

                  "INDEBTEDNESS" means, without duplication, with respect to any Person, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was created); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder are limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all obligations and liabilities, calculated on a basis satisfactory to the Lender and in accordance with accepted practice, of such Person under Hedging Agreements; (viii) all Contingent Obligations (other than Contingent Obligations arising from the guaranty by such Person of the obligation of a Loan Party to the extent such guaranteed obligations do not constitute Indebtedness and are otherwise permitted hereunder); (ix) liabilities incurred under Title IV of ERISA with respect to any plan (other than a Multiemployer Plan) covered by Title IV of ERISA and maintained for employees of such Person or any of its ERISA Affiliates; (x) withdrawal liability incurred under ERISA by such Person or any of its ERISA Affiliates to any Multiemployer Plan; (xi) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person (other than trade payables or other account payables incurred in the ordinary course of such Person's business and not past due for more than 90 days after the date such payable was created); and (xii) all obligations referred to in clauses (i) through (xi) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness. The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer.

                  "INDEMNIFIED MATTERS" has the meaning specified therefor in
Section 10.15.

                  "INDEMNITEES" has the meaning specified therefor in Section 10.15.

                  "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

                  "INVENTORY" means all goods and merchandise of a Loan Party, including, without limitation, all raw materials, work-in-process, piece goods, trim and finished goods, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

                  "JOINDER AGREEMENT" means a Joinder Agreement, substantially in the form of Exhibit B, executed by a Subsidiary of a Loan Party made a party hereto pursuant to Section 6.01(b), and in form and substance satisfactory to the Lender.

                  "LEASE" means any lease of real property to which the Parent or any of its Subsidiaries is a party as lessor or lessee.

                  "LENDER" has the meaning specified therefor in the preamble hereto.

                  "LENDER ACCOUNT" means an account at a bank designated by the Lender from time to time as the account into which the Borrower shall make all payments to the Lender under this Agreement and the other Loan Documents. Initially, until the Lender notifies the Parent or the Borrower to the contrary, the Lender Account shall be the Collection Account maintained pursuant to the Revolving Credit Agreement dated as of February 9, 1999, by and among the Lender, the lenders listed therein, The Chase Manhattan Bank, as Administrative Agent, and Chase Bank of Texas, National Association, as Collateral Agent, which account is identified on Schedule 1.01(A).

                  "LENDER'S OFFICE" means the Lender's office located at 450 Park Avenue, 28th Floor, New York, New York 10022 or at such other office or offices of the Lender as may be designated in writing from time to time by the Lender to the Parent or the Borrower.

                  "LIABILITIES" has the meaning specified therefor in Section 2.07.

                  "LIEN" means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any

Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

                  "LOAN" means a revolving loan made by the Lender to the Borrower pursuant to Section 2.01.

                  "LOAN ACCOUNT" means an account maintained hereunder by the Lender on its books of account, at the Lender's office and with respect to the Borrower, in which the Borrower will be charged with all Loans made to, and all other Obligations incurred by, the Borrower.

                  "LOAN DOCUMENTS" means this Agreement, the Note, the Security Documents, the Cash Concentration Agreement, the Depository Account Agreements, the Contribution Agreement, any Environmental Indemnity Agreement, any Joinder Agreement, any Guaranty and all other agreements, instruments, and other documents executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Loan or other Obligation.

                  "LOAN PARTIES" means the Borrower and each Guarantor.

                  "LOAN SERVICING FEE" has the meaning specified therefor in
Section 2.06(c).

                  "MATERIAL ADVERSE EFFECT" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of any Loan Party, (ii) the ability of any Loan Party to perform any of its obligations under any Loan Document to which it is a party,
(iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of the Lender under any Loan Document, (v) the validity, perfection or priority of a Lien in favor of the Lender on any of the Collateral, or (vi) the value of any material portion of the Collateral.

                  "MATERIAL CONTRACT" means, with respect to any Person, (i) each contract or agreement to which such Person or its Subsidiary is a party, other than Network Management Contracts, involving aggregate consideration payable to or by such Person or such Subsidiary of $2,000,000 or more at any time (other than purchase orders in the ordinary course of the business of such Person and other than contracts that by their terms may be terminated by such Person or Subsidiary in the ordinary course of its business upon less than 60 days' notice without penalty or premium) or otherwise material to the business, operations, condition (financial or otherwise), performance, prospects or properties of such Person or such Subsidiary, and (ii) Network Management Contracts to which such Person or its Subsidiary is a party involving aggregate consideration payable to or by such Person or such Subsidiary of $7,500,000 or more in any 12 month period.

                  "MOODY'S" means Moody's Investors Service, Inc. and any successor thereto.

                  "MORTGAGE" means each Mortgage, Deed of Trust or Deed to Secure Debt, in form and substance satisfactory to the Lender, made by the Parent or any of its Subsidiaries in favor of the Lender, securing the Obligations and delivered to the Lender pursuant to Section 6.01(b) or Section 6.01(o).

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA for which the Borrower or any ERISA Affiliate has contributed to, or has been obligated to contribute to, at any time during the preceding six (6) years.

                  "NET AMOUNT OF ELIGIBLE ACCOUNTS RECEIVABLE" means the aggregate unpaid invoice amount of Eligible Accounts Receivable less, without duplication, sales, excise or similar taxes, returns, discounts, chargebacks, claims, advance payments, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "NET CASH PROCEEDS" means, (i) with respect to any Disposition by any Person, the amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries, in connection therewith after deducting therefrom only (A) the principal amount of any Indebtedness secured by any Lien permitted by Section 6.02(a) on any asset (other than Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such Disposition (other than Indebtedness under this Agreement), (B) reasonable expenses related thereto reasonably incurred by the Borrower or such Affiliate in connection therewith,
(C) transfer taxes paid by the Parent or such Subsidiary in connection therewith and (D) net income taxes to be paid in connection with such Disposition (after taking into account any tax credits or deductions and any tax sharing arrangements) and (ii) with respect to the issuance or incurrence of any Indebtedness by any Person, or the sale or issuance by any Person of any shares of its Capital Stock, the aggregate amount of cash received (directly or indirectly) from time to time (whether as initial consideration or through the payment of deferred consideration) by or on behalf of such Person or any of its Subsidiaries or Affiliates in connection therewith after deducting therefrom only reasonable brokerage commissions, underwriting fees and discounts, legal and accounting fees and expenses, filing fees and similar fees and commissions.

                  "NET REVENUE" means, with respect to any Person for any period, net revenue of such Person for such period determined in accordance with GAAP.

                  "NETWORK MANAGEMENT CONTRACTS" means, any contract or agreement pursuant to which a Loan Party provides or is obligated to provide network management expertise and/or services to healthcare providers and/or a managed care organization such as, but not limited to independent physician associations (IPAs) and health care companies (HMOs), including the receipt and disbursement of funds owed to third parties.

                  "NMC ACCOUNTS" means depository accounts maintained by the Parent or the Borrower, the sole purpose of which are to hold funds transferred to a Loan Party under Network Management Contracts, which depository accounts are listed in Part C of Schedule 5.01(x).

                  "NOTE" means a promissory note of the Borrower, substantially in the form of Exhibit A, made payable to the order of the Lender, evidencing the Indebtedness resulting from the making by the Lender to the Borrower of Loans and delivered to the Lender pursuant to Article IV, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor. The term

"Note" shall include any Registered Note evidencing the Loans and delivered pursuant to Section 2.03(c).

                  "NOTICE OF BORROWING" has the meaning specified therefor in
Section 2.02.

                  "OBLIGATIONS" means (i) the obligations of the Borrower to pay, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), all amounts from time to time owing by it in respect of the Loan Documents, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to bankruptcy, insolvency or reorganization of the Borrower), fees, indemnification payments, expense reimbursements or otherwise, and (ii) the obligations of the Borrower and any other Loan Party to perform or observe all of its obligations from time to time existing under the Loan Documents.

                  "OPERATING ACCOUNTS" means the checking accounts maintained by the Loan Parties in the ordinary course of business, which accounts are set forth in Part D of Schedule 5.01(x).

                  "OPERATING LEASE OBLIGATIONS" means all obligations for the payment of rent for any real or personal property under leases or agreements to lease, other than Capitalized Lease Obligations.

                  "PARENT" has the meaning specified therefor in the preamble hereto.

                  "PARTICIPANT REGISTER" has the meaning specified therefor in
Section 10.07(b)(ii).

                  "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto.

                  "PERMITTED HOLDERS" means employee benefit plans of the Parent, trusts maintained under such plans, Third Avenue Trust on behalf of Third Avenue Value Fund Series, Aggressive Conservative Investment Fund, L.P. (f/k/a M.J. Whitman Pilot Fish Opportunity Fund, L.P.), Michael T. Heffernan, Gary S. Gillheeney, Adrian Otte, M.D., John Wardle and Brian Dieter and their Affiliates.

                  "PERMITTED INDEBTEDNESS" means:

                  (a) any Indebtedness of the Loan Parties owing to the Lender;

                  (b) any other Indebtedness of the Loan Parties listed on
Schedule 6.02(b), including the extension of maturity, refinancing or modification of the terms thereof; PROVIDED, HOWEVER, that (i) such extension, refinancing or modification is pursuant to terms that are not less favorable to the Loan Parties than the terms of the Indebtedness being extended, refinanced or modified and (ii) after giving effect to the extension, refinancing or modification, such Indebtedness is not greater than the amount of Indebtedness outstanding immediately prior to such extension, refinancing or modification;

                  (c) Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Parent or any of its Subsidiaries in accordance with the provisions of Section 6.02(g), which Indebtedness, when aggregated in the principal amount of all Indebtedness incurred under this clause (c) and clause (d) of this definition, does not exceed $250,000 at any time outstanding;

                  (d) Indebtedness secured by Liens permitted by clause (e) of the definition of "Permitted Lien";

                  (e) Indebtedness, if any, under Network Management Contracts and under credit enhancements with respect thereto; and

                  (f) such other Indebtedness as the Lender may consent to in writing from time to time (in its sole and absolute discretion).

                  "PERMITTED INVESTMENTS" means (i) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six months (or 12 months in the case of deposits required to secure obligations under Network Management Contracts) from the date of acquisition thereof; (ii) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's; (iii) certificates of deposit maturing not more than 270 days (or 24 months in the case of deposits required to secure obligations under Network Management Contracts) after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which (A) is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 or (B) in the case of certificates of deposit with an aggregate principal amount not in excess of $1,000,000, is a federally chartered or state chartered banking institution; and (iv) repurchase agreements having maturities of not more than 90 days from the date of acquisition which are entered into with major money center banks included in the commercial banking institutions described in clause (iii)(A) above and which are secured by readily marketable direct obligations of the Government of the United States of America or any agency thereof.

                  "PERMITTED LIENS" means:

                  (a) Liens in favor of the Lender securing the Obligations;

                  (b) Liens for taxes, assessments and governmental charges the payment of which is not required under Section 6.01(c);

                  (c) Liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and other similar Liens arising (provided they are subordinate to the Lender's Liens on Collateral) in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

                  (d) Liens described on Schedule 6.02(a), but not the extension of coverage thereof to other property or the extension of maturity, refinancing or other modification of the terms thereof or the increase of the Indebtedness secured thereby;

                  (e) (i) purchase money Liens on property or equipment acquired or held by the Parent or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such property or equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such property or equipment or (ii) Liens existing on such property or equipment at the time of its acquisition; PROVIDED, HOWEVER, that (A) no such Lien shall extend to or cover any other property of the Parent or any of its Subsidiaries,
(B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of (x) 80% of the fair market value or (y) the cost of the property so held or acquired and (C) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $250,000;

                  (f) deposits and pledges securing (i) obligations incurred in respect of workers' compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are incurred or otherwise arise in the ordinary course of business and secure obligations not past due;

                  (g) easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by the Parent or any of its Subsidiaries in the normal conduct of such Person's business;

                  (h) Liens in favor of health maintenance organizations and insurance companies, or issuers of letters of credit or other credit enhancements in favor of such organizations or companies, solely in the deposits and payments received from such organizations and companies pursuant to Network Management Contracts in the ordinary course of business;

                  (i) obligations under Network Management Contracts to segregate funds payable to third parties;

                  (j) Liens on the property of any Subsidiary of the Parent acquired by the Parent (or a Subsidiary of the Parent) after the date hereof, PROVIDED that such Liens (A) are existing at the time of such acquisition and
(B) extend solely to property of such Subsidiary and PROVIDED FURTHER that such acquisition is otherwise permitted under this Agreement; and

                  (k) such other Liens as the Lender may consent to in writing from time to time (in its sole and absolute discretion).

                  "PERMITTED SUBSIDIARIES" means the Borrower and the other Subsidiaries of the Parent named on Schedule 5.01(f)(ii).

                  "PERSON" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or Governmental Authority.

                  "PLAN OF REORGANIZATION" means that certain Joint Prepackaged Chapter 11 Plan of Organization, dated June 1, 2000, filed by the Parent and its Subsidiaries with the United States Bankruptcy Court for the District of Delaware in the cases commenced by the Parent and its Subsidiaries under chapter 11 of Title 11, United States Code, a copy of which is attached hereto as Exhibit M.

                  "PLEDGE AGREEMENT" means the Pledge and Security Agreement, dated as of the date hereof, made by the Loan Parties in favor of the Lender in respect of the outstanding Capital Stock and Indebtedness owned by the Loan Parties, substantially in the form of Exhibit D hereto, as the same may be amended or otherwise modified from time to time.

                  "POST-DEFAULT RATE" means a rate of interest per annum equal to the Reference Rate plus 5%.

                  "PRIOR MONTH'S SALES AMOUNT" means, for any month, the Net Amount of Eligible Accounts Receivable arising from merchandise delivered or services rendered during such month as reported by the Borrower on a Borrowing Base Certificate delivered to the Lender pursuant to Section 6.01(a)(vi) during the immediately succeeding month.

                  "PROPERTY" means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "RATING AGENCIES" has the meaning specified therefor in
Section 2.07.

                  "REFERENCE BANK" means The Chase Manhattan Bank, its successors or any other commercial bank designated by the Lender to the Parent or the Borrower from time to time.

                  "REFERENCE RATE" means the rate of interest publicly announced by the Reference Bank in New York, New York from time to time as its prime rate or base rate. The prime rate or base rate is determined from time to time by the Reference Bank as a means of pricing some loans to its borrowers and neither is tied to any external rate of interest or index nor necessarily reflects the lowest rate of interest actually charged by the Reference Bank to any particular class or category of customers. Each change in the Reference Rate shall be effective from and including the date such change is publicly announced as being effective.

                  "REGISTER" has the meaning specified therefor in Section 10.07(b)(i).

                  "REGISTERED LOAN" has the meaning specified therefor in
Section 2.03(c).

                  "REGISTERED NOTE" has the meaning specified therefor in
Section 2.03(c).

                  "REGULATION T", "REGULATION U" and "REGULATION X" mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

                  "RELEASE" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including ambient air, soil, surface or ground water.

                  "REMEDIAL ACTION" means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) any other actions authorized by 42 U.S.C. 9601.

                  "REPORTABLE EVENT" means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC under the regulations promulgated under such Section).

                  "SEC" means the Securities and Exchange Commission or any other similar or successor agency of the Federal government administering the Securities Act.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

                  "SECURITIZATION" has the meaning specified therefor in Section 2.07.

                  "SECURITIZATION PARTY" the meaning specified therefor in
Section 2.07.

                  "SECURITY AGREEMENT" means the Security Agreement made by the Loan Parties in favor of the Lender dated as of the date hereof and substantially in the form of Exhibit C, as the same may be amended or otherwise modified from time to time.

                  "SECURITY DOCUMENTS" means, collectively, each Security Agreement, Pledge Agreement and Mortgage executed and delivered by one or more of the Loan Parties, all Uniform Commercial Code financing statements required by this Agreement and the Security Documents to be filed with respect to the security interests in personal property and fixtures created pursuant to such agreements, each landlord waiver delivered by a Loan Party pursuant to Section
4.01 or Section 6.01(m), and all other documents and agreements executed and delivered by the Loan Parties in connection with any of the foregoing documents.

                  "SOLVENT" means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of its liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

                  "STANDARD & POOR'S" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

                  "SUBSIDIARY" means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, association or other entity (i) the accounts of which would be consolidated with those of such Person in such Person's consolidated financial statements if such financial statements were prepared in accordance with GAAP or
(ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors of such corporation, (B) the interest in the capital or profits of such partnership or limited liability company or (C) the beneficial interest in such trust or estate is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

                  "TERMINATION EVENT" means (i) a Reportable Event with respect to any Employee Plan, (ii) any event that causes the Borrower or any of its ERISA Affiliates to incur liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of
the Code, (iii) the filing of a notice of intent to terminate an Employee Plan or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan.

                  "TEST PERIOD" means each period of twelve consecutive months (in each case, taken as one accounting period); PROVIDED, HOWEVER, that for purposes of determining compliance with Section 6.02(t)(i) for any Test Period ending on or prior to October 31, 2000, the Test Period shall mean a period of nine consecutive months (taken as one accounting period) ending on the last day of such Test Period.

                  "TITLE INSURANCE POLICY" means the mortgagee's loan policy, together with all indorsements made from time to time thereto, issued by or on behalf of a title insurance company satisfactory in form and substance to the Lender, insuring the Lien created by the Mortgage in an amount and on terms satisfactory to the Lender, delivered to the Lender pursuant to Section 6.01(b) or Section 6.01(o).

                  "2000 STOCK OPTION PLAN" means the 2000 Stock Option Plan adopted by the Parent pursuant to the Plan of Reorganization as amended or otherwise modified from time to time.

                  "UNUSED LINE FEE" has the meaning specified therefor in
Section 2.06(d).

                  "WARN" has the meaning specified therefor in Section 5.01(j).

                  SECTION 1.02. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. References in this Agreement to "determination" by the Lender include good faith estimates by the Lender (in the case of quantitative determinations) and good faith beliefs by the Lender (in the case of qualitative determinations).

                  SECTION 1.03. ACCOUNTING AND OTHER TERMS. Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP applied on a basis consistent with those used in preparing the Financial Statements, subject to any "fresh-start" accounting adjustments consistent with GAAP. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code in effect in the State of New York on the date hereof and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 1.04. TIME REFERENCES. Unless otherwise indicated herein, all references to time of day refer to Eastern standard time or Eastern daylight saving time, as in effect in New York City on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; PROVIDED, HOWEVER, that with respect to a computation of fees or interest payable to the Lender, such period shall in any event consist of at least one full day.


                                   ARTICLE II

                                    THE LOANS

                  SECTION 2.01. COMMITMENT. The Lender agrees, on the terms and conditions hereinafter set forth, to make revolving loans (the "LOANS") to the Borrower from time to time on any Business Day during the period commencing on the date hereof and ending on, but excluding, the Final Maturity Date, in an aggregate principal amount at any time outstanding not to exceed the LESSER of
(i) the amount of the Commitment and (ii) the amount of the Borrowing Base then in effect. Within the limit of the amount of the Commitment, the Borrower may borrow, prepay and reborrow Loans pursuant to this Article II.

                  SECTION 2.02. MAKING THE LOANS. The Borrower shall give the Lender prior written or telecopied notice, in substantially the form of Exhibit E hereto (a "NOTICE OF BORROWING"), not later than 11:00 a.m. (New York City time) five Business Days prior to the date of the proposed Loan. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Loan, (ii) the use of the proceeds of such proposed Loan and (iii) the proposed borrowing date, which must be a Business Day. The Lender may act without liability upon the basis of written or telecopied notice believed by the Lender in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Lender). Each Notice of Borrowing shall be irrevocable and binding on the Borrower. Each Loan shall be made in a minimum amount of $50,000 and shall be in an integral multiple of $1,000. The Lender will make the proceeds of such Loan available to the Borrower on the day of the proposed Loan by causing an amount, in immediately available funds, to be deposited in an account designated by the Borrower to the Lender at a commercial bank reasonably satisfactory to the Lender.

                  SECTION 2.03. NOTE; REPAYMENT OF LOANS. (a) All Loans made by the Lender to the Borrower shall be evidenced by a single Note, duly executed on behalf of the Borrower, dated the Effective Date, and delivered to and made payable to the order of the Lender in a principal amount equal to the amount of the Commitment.

                      (b) The outstanding principal of each Loan shall be due and payable on the Final Maturity Date.

                      (c) The Borrower agrees to record each Loan on the Register referred to in Section 10.07(b)(i). Each Loan recorded on the Register (the "REGISTERED LOAN") may not be evidenced by promissory notes other than the Note which is a Registered Note (as defined below). Upon the registration of any Loan, any promissory note (other than a Registered Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of the Lender, to execute and deliver to Lender a promissory note in registered form to evidence such Registered Loan (i.e. containing the registered note language set forth in Exhibits A hereto) and registered as provided in Section 10.07(b) (a "REGISTERED NOTE"), dated the date hereof, payable to the Lender and otherwise duly completed. Once recorded on the Register, the Loan or Loans evidenced by such Note may not be removed from the Register so long as it remains outstanding, and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

                  SECTION 2.04.   INTEREST.

                      (a) LOANS. Each Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount becomes due, at a rate per annum equal to the greater of
(i) the Reference Rate plus 2% and (ii) 11.50%.

                      (b) DEFAULT INTEREST. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, and all fees, indemnities or any other Obligations of the Borrower or the other Loan Parties under this Agreement, the Note and other Loan Documents shall bear interest, from the date such Event of Default occurred until such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

                      (c) INTEREST PAYMENT.

                          (i) Interest on each Loan shall be payable in
immediately available funds monthly, in arrears, on the first day of each month of each year, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise).

                          (ii) Interest at the Post-Default Rate shall be
payable on demand.

                          (iii) The Borrower hereby authorizes the Lender to,
and the Lender may, from time to time, charge the Loan Account pursuant to
Section 3.01 with the amount of any interest payment due hereunder.

                      (d) GENERAL. All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.

                  SECTION 2.05. OPTIONAL REDUCTION OF COMMITMENT; PREPAYMENT OF LOANS.

                      (a) OPTIONAL REDUCTION OF COMMITMENT. The Borrower may, without premium or penalty, reduce the Commitment to an amount (which may be zero) not less than the sum of (i) the aggregate unpaid principal amount of all Loans then outstanding and (ii) the aggregate principal amount of all Loans not yet made as to which a Notice of Borrowing has been given by the Borrower under
Section 2.02. Each such reduction shall be in an amount which is an integral multiple of $100,000, shall be made by providing not less than three Business Days' prior written notice to the Lender and shall be irrevocable. Once reduced the Commitment may not be increased.

                      (b) INTEREST AND FEES. Any prepayment made in connection with a reduction of the Commitment pursuant to Section 2.05(a) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Loans to zero at a time when the Commitment has been terminated, such prepayment shall be accompanied by the payment of the fees accrued to such date pursuant to Section 2.06.

                  SECTION 2.06.   FEES.

                      (a) COMMITMENT FEE. On the earlier of (i) the Effective Date and (ii) the date on which the Borrower delivers its written acceptance of the financing commitment letter of the Lender dated August 23, 2000, the Borrower shall pay to the Lender a commitment fee (the

"COMMITMENT FEE") equal to $100,000. The Commitment Fee shall be earned in full on the earlier of the dates set forth above and shall be nonrefundable.

                      (b) CLOSING FEE. On or prior to the Effective Date, the Borrower shall pay to the Lender a closing fee (the "CLOSING FEE") equal to $200,000. The Closing Fee shall be earned in full on the Effective Date and shall be nonrefundable.

                      (c) LOAN SERVICING FEE. From and after the Effective Date and until the Final Maturity Date, the Borrower shall pay to the Lender a non-refundable loan servicing fee (the "LOAN SERVICING FEE") equal to $10,000 per calendar quarter, payable quarterly in advance on the first day of January, April, July and October of each year, commencing October 1, 2000.

                      (d) UNUSED LINE FEE. From and after the Effective Date and until the Final Maturity Date, the Borrower shall pay to the Lender a non-refundable unused line fee (the "UNUSED LINE FEE") in an amount equal to
 .50% per annum times the difference between (i) the Commitment (as of the first day of the month for which the Unused Line Fee is being calculated, or in the case of the initial Unused Line Fee, as of the Effective Date) LESS (ii) the average amount of Loans that are outstanding during such month, payable monthly in arrears on the first day of each month, commencing October 1, 2000. The Unused Line Fee shall be prorated for any portion of a month during which either
(A) the Effective Date occurs or (B) the Commitment has been reduced to $0 or is otherwise not in effect.

                      (e) ANNIVERSARY FEE. From and after the Effective Date and until, but excluding, the Final Maturity Date, the Borrower shall pay to the Lender a fee (the "ANNIVERSARY FEE") of $100,000 upon each anniversary of the Effective Date. Each Anniversary Fee shall be earned in full on each such anniversary date and shall be nonrefundable.

                      (f) FINANCIAL EXAMINATION, DOCUMENTATION, AND APPRAISAL FEES. The Borrower shall pay to the Lender the following non-refundable fees:
(A) a field examination fee (the "FIELD EXAMINATION FEE") of $1,500 per day per examiner, plus reasonable out-of-pocket expenses, for each financial analysis and examination (i.e., audits) of any Loan Party or the Collateral performed by personnel employed by the Lender and (B) the actual reasonable charges paid or incurred by the Lender if it elects to employ the services of one or more third Persons to perform such financial analyses and examinations (i.e., audits) of any Loan Party or the Collateral. So long as no Default or Event of Default has occurred and is continuing, such audits shall be performed not more often than once each Fiscal Quarter.

                  SECTION 2.07. SECURITIZATION. The Loan Parties hereby acknowledges that the Lender and any of its Affiliates may sell or securitize the Loans (a "SECURITIZATION") through the pledge of the Loans as collateral security for loans to the Lender or its Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lender or its Affiliate or direct or indirect interests will be rated by Moody's, Standard & Poor's or one or more other rating agencies (the "RATING AGENCIES"). The Loan Parties shall cooperate with the Lender and its Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Loan Documents, and executing such additional documents, as reasonably requested by the Lender in connection with the Securitization, PROVIDED THAT (i) any such amendment or additional documentation does not impose material additional costs on the Loan Parties and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Loan Parties under the Loan Documents or change or affect in a manner adverse to the Loan Parties the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lender in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lender and any of its Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the "SECURITIZATION PARTIES") for any losses, claims, damages or liabilities (the "LIABILITIES") to which the Lender, its Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Loan Document or in any writing delivered by or on behalf of the Loan Parties to the Lender in connection with any Loan Document or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and such indemnity shall survive any transfer by the Lender or its successors or assigns of the Loans and (ii) agreeing to reimburse the Lender and any of its Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.


                                   ARTICLE III
                         PAYMENTS AND OTHER COMPENSATION

                  SECTION 3.01. PAYMENTS; COMPUTATIONS AND STATEMENTS. The Borrower will make each payment under this Agreement, the Note and the other Loan Documents (whether of principal, interest, fees, expense reimbursements or otherwise) not later than 2:00 p.m. (New York City time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Lender at the Lender Account. All such payments received by the Lender after 2:00 p.m. (New York City time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day. All such payments shall be made by the Borrower without defense, set-off or counterclaim to the Lender. The Borrower hereby authorizes the Lender to, and the Lender may, from time to time charge the Loan Account with all Obligations and any other amount due and payable under any Loan Document to which the Borrower is a party, whether or not any Event of Default or Default shall have occurred or be continuing or whether any of the conditions precedent in Section 4.02 have been satisfied. Any amount charged to the Loan Account shall be deemed a Loan hereunder made by the Lender to the Borrower. The Borrower confirms that any charges which the Lender may so make to the Loan Account as herein provided will be made as an accommodation to the Borrower and solely at the Lender's discretion. It is expressly understood and agreed by the Borrower that the Lender shall have no responsibility to inquire into the correctness of the allocation or disposition of the proceeds of the Loans made to the Borrower in accordance with the payment instructions of the Borrower, or any fees, costs or expenses for which the Borrower is obligated under this Agreement. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be, PROVIDED that, if any such payment is made by a charge to the Loan Account, such charge may be made by the Lender on any day, whether or not a Business Day. All computations of interest and fees shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. Each determination by the Lender of an interest rate, fees or expense reimbursement hereunder shall be conclusive and binding for all purposes in the absence of manifest error.


                                   ARTICLE IV

                               CONDITIONS TO LOANS

                  SECTION 4.01. CONDITIONS PRECEDENT TO EFFECTIVENESS AND THE INITIAL LOAN. The obligation of the Lender to make the initial Loan is subject to the fulfillment, in a manner satisfactory to the Lender, of each of the following conditions precedent:

                      (a) PAYMENT OF FEES, ETC. The Borrower shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 10.04 (it being understood that the Expense Deposit will be applied to reduce the amount of such fees, costs, expenses and taxes, including, without limitation, the Commitment Fee and the Closing Fee).

                      (b) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The following statements shall be true and correct: (i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Lender pursuant hereto or thereto on or prior to the Effective Date are true and correct on and as of the Effective Date as though made on and as of such date and (ii) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Agreement or the other Loan Documents becoming effective in accordance with its or their respective terms, both immediately before and immediately after giving effect to the initial Loan.

                      (c) LEGALITY; NO PROCEEDING.

                          (i) The making of the initial Loan shall not
contravene any law, rule or regulation applicable to the Lender, the Borrower or the other Loan Parties.

                          (ii) There shall exist no claim, action, suit,
investigation, litigation or proceeding, pending or threatened in any court or before any arbitrator or Governmental Authority which relates to the Loan Documents or which, in the opinion of the Lender, has any reasonable likelihood of having a Material Adverse Effect.

                      (d) DELIVERY OF DOCUMENTS. The Lender shall have received on or before the Effective Date the following, each in form and substance satisfactory to the Lender and, unless indicated otherwise, dated the Effective
Date:

                          (i) the Note payable to the order of the Lender, duly
executed by the Borrower;

                          (ii) the Security Agreement, duly executed by each
Loan Party in favor of the Lender;

                          (iii) the Pledge Agreement, duly executed by each Loan
Party, in favor of the Lender, together with (A) such original stock certificates or other certificated securities or instruments representing all of the Capital Stock pledged to the Lender pursuant thereto, (B) undated stock powers executed in blank, (C) such original promissory notes or other instruments evidencing all Indebtedness pledged to the Lender pursuant thereto and (D) an undated "allonge" or other transfer instrument for each such promissory note or instrument executed in blank;

                          (iv) the Cash Concentration Account Agreement, duly
executed by the Cash Concentration Account Bank, the Parent and the Borrower, and a Depository Account Agreement, duly executed by the Borrower or other applicable Loan Party and each Depository Bank;

                          (v) the Contribution Agreement, duly executed by each
Loan Party in favor of the Lender;

                          (vi) (A) appropriate financing statements on Form
UCC-1, duly executed by the Parent, the Borrower and each other Permitted Subsidiary and duly filed in such office or offices as may be necessary or, in the opinion of the Lender, desirable to perfect the security interests purported to be created by the Security Agreement delivered pursuant to Section 4.01(d)(ii); and (B) certified copies of request for copies of information on Form UCC-11, listing all effective financing statements which name as debtor the Parent, the Borrower or any other Permitted Subsidiary and which are filed in the offices referred to in the preceding clause (A), together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Lender, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Lender, shall not show any such Liens;

                          (vii) a copy of the resolutions of the Parent, the
Borrower and each Permitted Subsidiary, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, and (B) the execution, delivery and performance by such Loan Party of each Loan Document and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith;

                          (viii) a certificate of an Authorized Officer of the
Parent, the Borrower and each Permitted Subsidiary, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

                          (ix) a certificate of the appropriate official(s) of
the state of organization and each state of foreign qualification of the Parent, the Borrower and each Permitted

Subsidiary certifying as to the subsistence in good standing of, and the payment of taxes by, such Loan Party in such states, certified as of a date not more than 10 days prior to the Effective Date by such official(s);

                          (x) (A) a true complete copy of the charter or other
publicly filed organizational document of each of the Parent, the Borrower and each Permitted Subsidiary, as in effect immediately prior to the Effective Date and certified as of a date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party and (B) a true and correct copy of the amendment to each such document to be filed in the state of organization of such Loan Party on the Effective Date;

                          (xi) a copy of the by-laws or other organizational
document of the Parent, the Borrower and each Permitted Subsidiary, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

                          (xii) (A) an opinion of Hinckley, Allen & Snyder LLP,
counsel to the Loan Parties, and (B) an opinion of Florida and Georgia counsel to the Loan Parties, each in form and substance satisfactory to the Lender;

                          (xiii) a certificate of an Authorized Officer of the
Parent, certifying as to the matters set forth in subsection (b) of this Section 4.01;

                          (xiv) a copy of the Financial Statements, certified by
an Authorized Officer of the Parent;

                          (xv) evidence of the insurance coverage required by
Section 6.01(h) and the terms of the Security Agreement delivered pursuant to
Section 4.01(d)(ii) and such other insurance coverage with respect to the business and operations of the Borrower and its Affiliates as the Lender may reasonably request, in each case, where requested by the Lender, with such indorsements as to the named insureds or loss payees thereunder as the Lender may request and providing that such policy may be terminated or canceled (by the insurer or the insured thereunder) only upon 30 days' prior written notice to the Lender and each such named insured or loss payee, together with evidence of the payment of all premiums due in respect thereof for such period as the Lender may request;

                          (xvi) a certificate of the chief financial officer of
the Parent, setting forth in reasonable detail the calculations required to establish compliance with each of the financial covenants contained in Section 6.02(t);

                          (xvii) a certificate of an Authorized Officer of the
Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowings and all other notices under this Agreement and the other Loan Documents;

                          (xviii) a landlord waiver, in form and substance
satisfactory to the Lender and which may be included as a provision contained in the relevant Lease, executed by each landlord with respect to each of the executive offices and principal places of business of the Loan Parties;

                          (xix) copies of all Material Contracts as in effect on
the Effective Date, certified as true and correct copies thereof by an Authorized Officer of the Parent, together with a certificate of an Authorized Officer of the Parent stating that such agreements remain in full force and effect and, subject to the effectiveness of the Plan of Reorganization, that the Parent and its Subsidiaries have not breached or defaulted in any of their obligations under such agreements;

                          (xx) a termination and release agreement with respect
to the Existing Financing Agreements and all related documents, duly executed by each Loan Party thereto and the Existing Lender, together with UCC-3 termination statements for all UCC-1 financing statements filed by the Existing Lender and covering any portion of the Collateral; and

                          (xxi) such other agreements, instruments, approvals,
opinions and other documents, each satisfactory to the Lender in form and substance, as the Lender may reasonably request.

                      (e) MATERIAL ADVERSE CHANGE. The Lender shall have determined, in its sole judgment, that no material adverse change shall have occurred in the business, operations, condition (financial or otherwise), properties or prospects of the Parent or any Subsidiary of the Parent since July 31, 2000.

                      (f) PROCEEDINGS; RECEIPT OF DOCUMENTS. All proceedings in connection with the making of the initial Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Lender and its counsel, and the Lender and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Lender or such counsel may reasonably request.

                      (g) PLAN OF REORGANIZATION. All conditions to the effectiveness of the Plan of Reorganization (other than the making of the initial Loan hereunder) shall have been satisfied and any amendment or other modification to the Plan of Reorganization shall be in form and substance satisfactory to the Lender in its sole and absolute discretion.

                      (h) CONFIRMATION ORDER. The Confirmation Order shall be in full force and effect and shall not have been appealed, reversed, stayed, modified or amended absent the consent of the Lender.

                      (i) MANAGEMENT REFERENCE CHECKS. The Lender shall have received satisfactory reference checks for key management of the Parent and its Subsidiaries.

                      (j) DUE DILIGENCE. The Lender shall have completed its due diligence with respect to the Parent and its Subsidiaries and the results thereof shall be acceptable to the Lender, in its sole and absolute discretion. Such due diligence may include, without limitation, the following: (A) a field survey and audit of the Accounts Receivable, other Collateral and financial systems of the Parent and its Subsidiaries and a business valuation/appraisal of the Parent and its Subsidiaries by third parties acceptable to the Lender, in its sole and absolute discretion; (B) a review of the Loan Parties' business and assets and their business plan; (C) a review of all relevant ERISA, environmental, tax and labor matters pertaining to the Loan

Parties; and (D) a review of the Loan Parties' evidence that the Loan Parties have all licenses and permits required to conduct their business.

                      (k) CASH MANAGEMENT. The Lender shall be satisfied in its sole discretion with the cash management systems of the Loan Parties.

                      (l) EXCESS AVAILABILITY; ACCOUNTS PAYABLE. On the Effective Date, Excess Availability shall be equal to or greater than $5,000,000, after giving effect to (i) the Loans to be made on the Effective Date and (ii) the payment of all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 10.04. The accounts payable of the Loan Parties shall be at a level and in a condition reasonably satisfactory to the Lender.

                  SECTION 4.02. CONDITIONS PRECEDENT TO SUBSEQUENT LOANS. The obligation of the Lender to make any Loan subsequent to the initial Loan is subject to the fulfillment, in a manner satisfactory to the Lender, of each of the following conditions precedent:

                      (a) PAYMENT OF FEES, ETC. The Borrower shall have paid all fees, costs, expenses and taxes then payable by the Borrower pursuant to this Agreement and the other Loan Documents, including, without limitation, Sections
2.06 and 10.04 hereof.

                      (b) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The following statements shall be true and correct, and the submission by the Borrower to the Lender of a Notice of Borrowing with respect to such Loan, and the Borrower's acceptance of the proceeds of such Loan, shall each be deemed to be a representation and warranty by the Borrower on the date of such Loan that:
(i) the representations and warranties contained in Article V and in each other Loan Document, certificate or other writing delivered to the Lender pursuant hereto or thereto on or prior to the date of such Loan are true and correct on and as of such date as though made on and as of such date, (ii) at the time of and after giving effect to the making of such Loan and the application of proceeds thereof, no Default or Event of Default has occurred and is continuing or would result from the making of the Loan to be made on such date and (iii) the conditions set forth in this Section 4.02 have been satisfied as of the date of such request.

                      (c) LEGALITY. The making of such Loan shall not contravene any law, rule or regulation applicable to the Lender or the Loan Parties.

                      (d) BORROWING NOTICE. The Lender shall have received a Notice of Borrowing pursuant to Section 2.02.

                      (e) DELIVERY OF DOCUMENTS. The Lender shall have received such other agreements, instruments, approvals, opinions and other documents, each in form and substance satisfactory to the Lender, as the Lender may reasonably request.

                      (f) PROCEEDINGS; RECEIPT OF DOCUMENTS. All proceedings in connection with the making of such Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Lender and its counsel, and the Lender and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents, in form and substance satisfactory to the Lender, as the Lender or such counsel may reasonably request.


                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 5.01. REPRESENTATIONS AND WARRANTIES. The Loan Parties hereby represent and warrant to the Lender as follows:

                      (a) ORGANIZATION, GOOD STANDING, ETC. Each of the Parent, the Permitted Subsidiaries and the other Subsidiaries of the Parent (except as to such other Subsidiaries where the failure of the following to be true could not have a Material Adverse Effect) (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder, and to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify could not have a Material Adverse Effect.

                      (b) AUTHORIZATION, ETC. The execution, delivery and performance by each of the Parent and its Subsidiaries of each Loan Document to which it is or will be a party, (i) have been or, with respect to Subsidiaries of the Parent formed or acquired hereafter, will be duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

                      (c) GOVERNMENTAL APPROVALS. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Parent or any of its Subsidiaries of any Loan Document to which it is or will be a party, other than such as shall have been obtained or made on or prior to the Effective Date and other than any filings with the SEC for the purpose of disclosing the existence of this Agreement, to the extent required under the Securities Exchange Act of 1934, as amended, or any filings required in connection with the actions required under Section 6.01(r).

                      (d) ENFORCEABILITY OF LOAN DOCUMENTS. This Agreement is, and each other Loan Document to which the Parent or any of its Subsidiaries is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                      (e) CAPITALIZATION. On the Effective Date, the authorized Capital Stock of the Parent and the issued and outstanding Capital Stock of the Parent are as set forth on Schedule 5.01(e). All of the issued and outstanding shares of Capital Stock of the Parent have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as described on
Schedule 5.01(e), as of the Effective Date, other than the 2000 Stock Option Plan, there is no plan or arrangement in existence relating to the issuance of shares of Capital Stock of the Parent and (ii) there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent, or other obligations of the Parent to issue, directly or indirectly, any shares of Capital Stock of the Parent.

                      (f) SUBSIDIARIES.

                          (i) Schedule 5.01(f)(i) is a complete and correct
description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of each Subsidiary of the Parent in existence on the date hereof. All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens (other than in favor of the Lender). There are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.

                          (ii) Other than the Borrower and the other
Subsidiaries of the Parent named on Schedule 5.01(f)(ii), none of the Subsidiaries of the Parent owns any material assets or conducts any business.

                      (g) LITIGATION. Except as set forth in Schedule 5.01(g), there is no pending or, to the knowledge of the Loan Parties, threatened action, suit or proceeding affecting the Parent or any of its Subsidiaries before any court or other Governmental Authority or any arbitrator that (i) if adversely determined, could have a Material Adverse Effect or (ii) relates to this Agreement, the Note or any other Loan Document or any transaction contemplated hereby or thereby.

                      (h) FINANCIAL CONDITION.

                          (i) The Financial Statements, copies of which have
been delivered to the Lender, fairly present the consolidated financial condition of the Parent and its Subsidiaries as at the respective dates thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal periods ended on such respective dates, all in accordance with GAAP, and since July 31, 2000 no event or development has occurred that has had or could have a Material Adverse Effect.

                          (ii) The Parent has heretofore furnished to the Lender
(A) projected monthly income statements, and quarterly balance sheets and statements of cash flows of the Parent and its Subsidiaries for the period from August 1, 2000, through January 31, 2001, and (B) projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Year ending January 31, 2002. Such projections, were believed by the Parent at the time furnished to be reasonable, have been prepared on a reasonable basis and in good faith by the Parent, and have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, and except as set forth on Schedule 5.01(k), the Parent is not aware of any facts or information that would lead it to believe that such projections, as so updated, are incorrect or misleading in any material respect.

                      (i) COMPLIANCE WITH LAW, ETC. Subject to the effectiveness of the Plan of Reorganization, neither the Parent nor any of its Subsidiaries is in violation of its organizational documents, any law, rule, regulation, judgment or order of any Governmental Authority, the Plan of Reorganization or the Confirmation Order applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, and no Default or Event of Default has occurred and is continuing.

                      (j) ERISA. Except as set forth on Schedule 5.01(j), (i) each Employee Plan is in substantial compliance with ERISA and the Code, (ii) no Termination Event has occurred nor is reasonably expected to occur with respect to any Employee Plan, (iii) the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Lender, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) no Employee Plan had an accumulated or waived funding deficiency or permitted decreases which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of
Section 412 of the Code at any time during the previous 60 months and (v) no Lien imposed under the Code or ERISA exists or is likely to arise on account of any Employee Plan within the meaning of Section 412 of the Code at any time during the previous 60 months. Except as set forth on Schedule 5.01(j), none of the Parent or any of its ERISA Affiliates have incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or are aware of any facts indicating that the Parent or any of its ERISA Affiliates may in the future incur any such withdrawal liability. Except as required by Section 4980B of the Code, none of the Parent or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of the Parent or any of its ERISA Affiliates or coverage after a participant's termination of employment. None of the Parent or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act ("WARN") or similar state law, which remains unpaid or unsatisfied.

                      (k) TAXES, ETC. Except as set forth on Schedule 5.01(k), all Federal, state and local tax returns and other reports required by applicable law to be filed by the Parent and each of its Subsidiaries have been filed, or extensions have been obtained, and all taxes, assessments and other governmental charges imposed upon the Parent or any of its Subsidiaries or any property of the Parent or any of its Subsidiaries and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                      (l) REGULATIONS T, U AND X. Neither the Parent nor any of its Subsidiaries is nor will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U or X), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                      (m) NATURE OF BUSINESS. Neither the Parent nor any of its Subsidiaries is engaged in any business other than providing clinical and support services for the pharmaceutical and managed care industries.

                      (n) ADVERSE AGREEMENTS, ETC. Neither the Parent nor any of its Subsidiaries is a party to any agreement or instrument, or subject to any charter, limited liability company agreement, partnership agreement or other corporate, partnership or limited liability company restriction or any judgment, order, regulation, ruling or other requirement of a court or other Governmental Authority, which has, or in the future could have, a Material Adverse Effect.

                      (o) PERMITS, ETC. Each of the Parent and its Subsidiaries has, and is in substantial compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person. No condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and there is no claim that any thereof is not in full force and effect, except as could not, individually or in the aggregate, have a Material Adverse Effect.

                      (p) PROPERTIES.

                          (i) Each of the Parent and its Subsidiaries has good
and marketable title to, or valid leasehold interests in, all property and assets material to its business, free and clear of all Liens except Permitted Liens. The properties are in good working order and condition, ordinary wear and tear excepted.

                          (ii) Schedule 5.01(p) sets forth a complete and
accurate list as of the Effective Date of the location, by state and street address, of all real property owned or leased by any of the Parent and its Subsidiaries. As of the Effective Date, each of the Borrower and its Subsidiaries has valid leasehold interests in the Leases described on Schedule 5.01(p) to which it is a party. Schedule 5.01(p) sets forth with respect to each such Lease, the commencement date, termination date, renewal options (if any) and annual base rents. Each such Lease is valid and enforceable in accordance with its terms in all material respects and is in full force and effect. No consent or approval of any landlord or other third party in connection with any such Lease is necessary for the Parent or any of its Subsidiaries to enter into and execute the Loan Documents to which it is a party, except as set forth on Schedule 5.01(p). To the knowledge of the Loan Parties, no other party to any such Lease is in default of its obligations thereunder, and none of the Parent and its Subsidiaries (or any other party to any such Lease) has not at any time delivered or received any notice of default which remains uncured under any such Lease and, subject to the Plan of Reorganization becoming effective, as of the Effective Date, no event has occurred which, with the giving of notice or the passage of time or both, would constitute a default under any such Lease.

                      (q) FULL DISCLOSURE. The Loan Parties have disclosed to the Lender all agreements, instruments and corporate or other restrictions to which the Parent or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could result in a Material Adverse Effect. None of the other reports, financial statements, certificates or other information furnished by or on behalf of the Loan Parties to the Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not misleading; PROVIDED that, with respect to projected financial information, the Parent represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. There is no contingent liability or fact known to any of the Loan Parties that may have a Material Adverse Effect which has not been set forth in a footnote included in the Financial Statements or a schedule hereto.

                      (r) SECURITY INTERESTS. The Security Documents create in favor of the Lender, a legal, valid and enforceable security interest in and Lien upon the Collateral. Upon the filing of the UCC-1 financing statements described in Section 4.01(d)(vi), the delivery to the Lender of the Pledged Collateral (as defined in the Pledge Agreement) and the filing of the UCC-3 termination statements described in Section 4.01(xx), such security interests in and Liens on the Collateral granted thereby shall be perfected, first priority security interests, and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements in accordance with applicable law, (ii) the recording of any Assignment For Security (Patents) and Assignment For Security (Trademarks) pursuant to the Security Agreement in the United States Patent and Trademark Office, with respect to after-acquired U.S. applications and registrations for patents and trademarks, respectively, and (iii) the registration of all U.S. copyrights and the recordation of appropriate evidence of the security interest in the United States Copyright Office.

                      (s) OPERATING LEASE OBLIGATIONS. On the Effective Date, neither the Parent nor any of its Subsidiaries has any obligations as lessee for the payment of rent for any real or personal property other than the Operating Lease Obligations set forth on Schedule 5.01(s).

                      (t) ENVIRONMENTAL MATTERS. Except as set forth on Schedule 5.01(t), (i) the operations of each of the Parent and its Subsidiaries are in compliance with Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by the Parent or its

Subsidiaries or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by the Parent or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; (iii) no Environmental Action has been asserted against the Parent or its Subsidiaries or any predecessor in interest nor does the Parent or any of its Subsidiaries have knowledge or notice of any threatened or pending Environmental Action against the Parent or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect; and (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by the Parent or its Subsidiaries or any predecessor in interest which could have a Material Adverse Effect.

                      (u) INSURANCE. Each of the Parent and its Subsidiaries keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) workmen's compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law or as may be reasonably required by the Lender (including, without limitation, against larceny, embezzlement or other criminal misappropriation). Schedule 5.01(u) sets forth a list of all insurance maintained by the Parent and its Subsidiaries on the Effective Date.

                      (v) USE OF PROCEEDS. The proceeds of the Loans shall be used to (i) pay the obligations of the Loan Parties under the Plan of Reorganization, (ii) pay costs and expenses relating to the transactions contemplated hereby, and (iii) fund the ongoing working capital requirements of the Parent, the Borrower and the other Permitted Subsidiaries of the Parent.

                      (w) SOLVENCY. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Loan, each of the Parent and its Subsidiaries is, and the Parent and its Subsidiaries on a consolidated basis are, Solvent.

                      (x) LOCATION OF BANK ACCOUNTS. Schedule 5.01(x) sets forth a complete and accurate list as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by the Parent, or any of its Subsidiaries, together with a description thereof (I.E., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof).

                      (y) INTELLECTUAL PROPERTY. Except as set forth on Schedule 5.01(y), each of the Parent and its Subsidiaries owns or licenses or otherwise has the right to use all licenses, permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights that are necessary for the operations of its businesses, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect. Set forth on Schedule 5.01(y) is a complete and accurate list as of the Effective Date of all such material intellectual property licenses and permits, patents, patent applications, trademarks, trademark applications, service marks, tradenames, copyrights, copyright applications, franchises, authorizations and other intellectual property rights of the Parent and its Subsidiaries. No slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent or its Subsidiaries infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened, except for such infringements and conflicts which could not have, individually or in the aggregate, a Material Adverse Effect. To the best knowledge of the Loan Parties, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, individually or in the aggregate, could have a Material Adverse Effect.

                      (z) MATERIAL CONTRACTS. Set forth on Schedule 5.01(z) is a complete and accurate list as of the Effective Date of all Material Contracts of the Parent and its Subsidiaries, showing the parties and subject matter thereof and amendments and modifications thereto. Each such Material Contract (i) is in full force and effect and is binding upon and enforceable against each of the Parent and its Subsidiaries that is a party thereto and, to the best knowledge of the Loan Parties, all other parties thereto in accordance with its terms,
(ii) has not been otherwise amended or modified, and (iii) subject to the effectiveness of the Plan of Reorganization, is not in default due to the action of the Parent or its Subsidiaries or, to the best knowledge of the Parent, any other party thereto.

                      (aa) HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Parent nor any of its Subsidiaries is (i) a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, or (ii) an "investment company" or an "affiliated person" or "promoter" of, or "principal underwriter" of or for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

                      (bb) EMPLOYEE AND LABOR MATTERS. There is (i) no unfair labor practice complaint pending or, to the best knowledge of the Loan Parties, threatened against the Parent or any of its Subsidiaries before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against the Parent or any of its Subsidiaries which arises out of or under any collective bargaining agreement, (ii) no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against the Parent or any of its Subsidiaries and (iii) to the best knowledge of the Loan Parties, no union representation question existing with respect to the employees of the Parent or any of its Subsidiaries and no union organizing activity taking place with respect to any of the employees of any of them.

                      (cc) CUSTOMERS AND SUPPLIERS. There exists no actual or threatened termination, cancellation or limitation of, or modification to or change in, the business relationship between (i) the Parent or any of its Subsidiaries, on the one hand, and any customer or any group thereof, on the other hand, whose agreements with the Parent or any such Subsidiary are individually or in the aggregate material to the business or operations of the Parent or any of its Subsidiaries, or (ii) the Parent or any of its Subsidiaries, on the one hand, and any material supplier thereof, on the other hand; and there exists no present state of facts or circumstances that could give rise to or result in any such termination, cancellation, limitation, modification or change.

                      (dd) NO BANKRUPTCY FILING. Neither the Parent nor any of its Subsidiaries is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of all or a major portion of the Parent's or such Subsidiary's assets or property, and neither the Parent nor any of its Subsidiaries has any knowledge of any Person contemplating the filing of any such petition against it.

                      (ee) LOCATION OF INVENTORY; PLACE OF BUSINESS; CHIEF EXECUTIVE OFFICE. There is no location at which the Parent or any of its Subsidiaries has any Inventory (except for Inventory in transit) other than those locations listed on Schedule 5.01(ee). Schedule 5.01(ee) contains a true, correct and complete list, as of the Effective Date, of the legal names and addresses of each warehouse at which Inventory of the Parent and its Subsidiaries is stored. None of the receipts received by the Parent or any of its Subsidiaries from any warehouse states that the goods covered thereby are to be delivered to bearer or to the order of a named Person or to a named Person and such named Person's assigns. Schedule 5.01(ee) sets forth a complete and accurate list as of the date hereof of (i) each place of business of the Parent and its Subsidiaries and (ii) the chief executive office of each of the Parent and its Subsidiaries.


                                   ARTICLE VI

                            COVENANTS OF THE BORROWER

                  SECTION 6.01. AFFIRMATIVE COVENANTS. So long as any principal of or interest on any Loan or any other Obligations (whether or not due) shall remain unpaid or the Lender shall have any Commitment hereunder, each Loan Party will, unless the Lender shall otherwise consent in writing:

                      (a) REPORTING REQUIREMENTS. Furnish to the Lender:

                          (i) as soon as available and in any event within 45
days after the end of each Fiscal Quarter of the Parent and its Subsidiaries, or if the Parent has obtained an extension from the SEC for the filing of financial statements for such Fiscal Quarter, within 60 days after the end of such Fiscal Quarter, consolidated and consolidating balance sheets, consolidated and consolidating statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Quarter, and for the period commencing at the end of the immediately preceding Fiscal Year and ending with the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as of the end of such Fiscal Quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such Fiscal Quarter, in accordance with GAAP applied in a manner consistent with that of the most recent audited consolidated financial statements of the Parent and its Subsidiaries furnished to the Lender, subject to any "fresh-start" accounting requirements consistent with GAAP and normal year-end adjustments;

                          (ii) as soon as available, and in any event within 90
days after the end of each Fiscal Year, or if the Parent has obtained an extension from the SEC for the filing of financial statements for such Fiscal Year, within 110 days after the end of such Fiscal Year, consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in comparative form the corresponding figures for the immediately preceding Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an unqualified opinion, prepared in accordance with generally accepted auditing standards, of independent certified public accountants of recognized standing selected by the Parent and reasonably satisfactory to the Lender (which opinion shall be without (A) a "going concern" or like qualification, modification or exception, (B) any qualification or exception as to the scope of such audit or (C) any qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with the provisions of Section 6.02(t), together with a written statement of such accountants (1) to the effect that, in making the examination necessary for their opinion on such financial statements, they have not obtained any knowledge of the existence of an Event of Default or a Default arising under Section 6.02(t) and (2) if such accountants shall have obtained any knowledge of the existence of an Event of Default or a Default arising under Section 6.02(t), describing the nature thereof;

                          (iii) as soon as available, and in any event within 30
days of the end of each fiscal month of the Parent and its Subsidiaries internally prepared consolidated balance sheets, consolidated statements of operations and consolidated statements of cash flows for such fiscal month of the Parent and its Subsidiaries and for the period from the beginning of such Fiscal Year to the end of such fiscal month, all in reasonable detail and certified by an Authorized Officer as fairly presenting, in all material respects, the consolidated financial position of the Parent and its Subsidiaries as of the end of such fiscal month and the consolidated results of operations and cash flows of the Parent and its Subsidiaries for such fiscal month, in accordance with GAAP applied in a manner consistent with that of the most recent audited financial statements furnished to the Lender, subject to any "fresh-start" accounting requirements consistent with GAAP and normal year-end adjustments;

                          (iv) simultaneously with the delivery of the financial
statements of the Parent and its Subsidiaries required by clauses (i), (ii) and
(iii) of this Section 6.01(a), a certificate of an Authorized Officer of the Parent (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of such Loan Documents at the times such compliance is required by the Loan Documents, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence during such period of an Event of Default or Default or, if an Event of Default or Default existed, describing the nature and period of existence thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 6.02(t);

                          (v) as soon as available and in any event within 15
days of the end of each fiscal month of the Borrower, reports in detail satisfactory to the Lender and certified by an Authorized Officer of the Borrower as being accurate and complete (A) listing all Accounts Receivable of the Borrower as of the last Business Day of such month, which shall include the amount and age of each Account Receivable, showing separately those which are more than 120, 150 and 180 days old and specifying whether or not such Account Receivable has been billed, and a description of all Liens, set-offs, defenses and counterclaims with respect thereto, together with a reconciliation of such schedule with the schedule delivered to the Lender pursuant to this clause
(v)(A) for the immediately preceding month, the name and mailing address of each Account Debtor with respect to each such Account Receivable and such other information as the Lender may reasonably request, and (B) listing all accounts payable of the Parent and its Subsidiaries as of the last Business Day of such month which shall indicate the amount and age and/or invoice date of each account payable, the name and mailing address of each account creditor and such other information as the Lender may reasonably request.

                          (vi) until the Borrower has installed new accounting
and reporting software (but in no event later than the date that is 9 months after the Effective Date), by the 20th day of each month, and thereafter, by the 15th day of each month (or if such day is not a Business Day, on the next succeeding Business Day), a Borrowing Base Certificate as of the close of business on the last day of the preceding month, supported by schedules showing the derivation thereof and containing such detail and other information as the Lender may reasonably request from time to time, PROVIDED, that (A) the Borrowing Base set forth in the Borrowing Base Certificate shall be effective from and including the date such Borrowing Base Certificate is duly received by the Lender but not including the date on which a subsequent Borrowing Base Certificate is received by the Lender, unless the Lender disputes the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof by notice of such dispute to the Borrower and (B) in the event of any dispute about the eligibility of any property for inclusion in the calculation of the Borrowing Base or the valuation thereof, the Lender's good faith judgment shall control;

                          (vii) on or before January 1 of each year, financial
projections supplementing and superseding the financial projections for such period referred to in Section 5.01(h)(ii), prepared on a monthly basis and otherwise in form and substance satisfactory to the Lender, for the immediately succeeding Fiscal Year for the Parent and its Subsidiaries, all such financial projections to be reasonable, to be prepared on a reasonable basis and in good faith, and to be based on assumptions believed by the Parent to be reasonable at the time made and from the best information then available to the Parent;

                          (viii) promptly after submission to any Government
Authority, all documents and information furnished to such Government Authority in connection with any investigation of the Parent or any of its Subsidiaries other than routine inquiries by such Governmental Authority;

                          (ix) as soon as possible, and in any event within
three days after any Loan Party knows, or has reason to know, of the occurrence of an Event of Default or Default or the occurrence of any event or development that could have a Material Adverse Effect, the written statement of an Authorized Officer of such Loan Party setting forth the details of such

Event of Default, Default, other event or Material Adverse Effect and the action which the Loan Parties propose to take with respect thereto;

                          (x) (A) as soon as possible and in any event (1)
within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Employee Plan has occurred,
(2) within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that any other Termination Event with respect to any Employee Plan has occurred, or (3) within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Code with respect to an Employee Plan, a statement of an Authorized Officer setting forth the details of such occurrence and the action, if any, which the Borrower or such ERISA Affiliate propose to take with respect thereto, (B) promptly and in any event within three days after receipt thereof by the Borrower or any ERISA Affiliate thereof from the PBGC, copies of each notice received by the Borrower or any ERISA Affiliate thereof of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 days after the filing thereof with the Internal Revenue Service if requested by the Lender, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Employee Plan and Multiemployer Plan, (D) promptly and in any event within 10 days after the Borrower or any ERISA Affiliate thereof knows or has reason to know that a required installment within the meaning of Section 412 of the Code has not been made when due with respect to an Employee Plan, (E) promptly and in any event within three days after receipt thereof by the Borrower or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by the Borrower or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (F) promptly and in any event within 10 days after the Borrower or any ERISA Affiliate thereof send notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by the Borrower or any ERISA Affiliate thereof;

                          (xi) promptly after the commencement thereof but in
any event not later than 5 days after service of process with respect thereto on, or the obtaining of knowledge thereof by, the Parent or any Subsidiary, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator which, if adversely determined, could have a Material Adverse Effect;

                          (xii) as soon as possible and in any event within 10
days after execution, receipt or delivery thereof, copies of any material notices that any Loan Party executes or receives from or sends to the U.S. Food and Drug Administration in connection with any Material Contract other than in the ordinary course of business;

                          (xiii) promptly after the sending or filing thereof,
copies of all statements, reports and other information the Parent or any of its Subsidiaries sends to any holders of its Indebtedness or its securities or files with the SEC or any national (domestic or foreign) securities exchange;

                          (xiv) promptly upon receipt thereof, copies of all
financial reports (including, without limitation, management letters), if any, submitted to the Parent or any of its Subsidiaries by its auditors in connection with any annual or interim audit of the books thereof; and

                          (xv) promptly upon request, such other information
concerning the condition or operations, financial or otherwise, of the Parent, the Borrower or any of their Affiliates as the Lender may from time to time may reasonably request.

                      (b) ADDITIONAL GUARANTIES AND COLLATERAL SECURITY. Cause:

                          (i) each Subsidiary of the Parent not in existence on
the Effective Date to execute and deliver to the Lender promptly and in any event within 5 Business Days after the formation or acquisition thereof (A) a Joinder Agreement, pursuant to which such Subsidiary shall be a party to this Agreement as a Guarantor and a Loan party, (B) a Security Agreement, (C) if such Subsidiary has any Subsidiaries, a Pledge Agreement, together with (x) certificates evidencing all of the Capital Stock of any Person owned by such Subsidiary and promissory notes and other instruments evidencing any Indebtedness owned by such Subsidiary, (y) an undated stock power executed in blank with signature guaranteed for each such stock certificate and an undated "allonge" executed in blank for each such promissory note, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Lender may reasonably request in respect of complying with any legend on any such stock certificate or any other matter relating to such shares or such promissory notes, (D) one or more Mortgages creating on the real property of such Subsidiary a perfected Lien on such real property subject only to any Lien existing on the date of acquisition of such Subsidiary, a Title Insurance Policy covering such real property, a current ALTA survey thereof and a surveyor's certificate, each in form and substance satisfactory to the Lender, together with such other agreements, instruments and documents as the Lender may require whether comparable to the documents required under Section 6.01(o) or otherwise, it being agreed that the documents required to be delivered under this clause
(D) shall be delivered promptly and in any event within 30 days after the acquisition of such Subsidiary, and (E) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Lender in order to create, perfect, establish the priority of or otherwise protect any Lien purported to be covered by any such Security Agreement, Pledge Agreement or Mortgage or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations, subject only to any Lien existing on the date of acquisition of such Subsidiary; and

                          (ii) each owner of the Capital Stock of any such
Subsidiary to execute and deliver promptly and in any event within 5 Business Days after the formation or acquisition of such Subsidiary a Pledge Agreement or a Pledge Amendment to a Pledge Agreement, together with (A) certificates evidencing all of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Lender may reasonably request in respect of complying with any legend on any such certificate or any other matter relating to such shares and
(D) such other agreements, instruments, approvals, legal opinions or other documents requested by the Lender;

                      (c) COMPLIANCE WITH LAWS, ETC. Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all Environmental Laws, the Plan of Reorganization and the Confirmation Order), such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except in either case to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.

                      (d) PRESERVATION OF EXISTENCE, ETC. In the case of the Parent, the Borrower and the other Permitted Subsidiaries, except as permitted under Section 6.02(c), maintain and preserve, and cause each of its Permitted Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

                      (e) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made in accordance with GAAP.

                      (f) INSPECTION RIGHTS. Permit, and cause each of its Subsidiaries to permit, the Lender or any agents or representatives thereof at any time and from time to time upon notice and during normal business hours, at the expense of the Parent, to examine and make copies of and abstracts from their records and books of account, to visit and inspect their properties, to verify materials, leases, notes, accounts receivable, deposit accounts and other assets of the Parent and its Subsidiaries, to conduct audits (to the extent specified in the last sentence of Section 2.06(f)), physical counts, valuations, appraisals, environmental assessments or examinations and to discuss their affairs, finances and accounts with any of the directors, officers, managerial employees, independent accountants or other representatives thereof. The Borrower agrees to pay the reasonable cost of such audit, appraisal, assessment or examination.

                      (g) MAINTENANCE OF PROPERTIES, ETC. In the case of the Parent, the Borrower and the other Permitted Subsidiaries, maintain and preserve, and cause each of its Permitted Subsidiaries to maintain and preserve, all of their properties which are necessary or useful in the proper conduct of their business in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Permitted Subsidiaries to comply, at all times with the provisions of all leases to which each of them is a party as lessee or under which each of them occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

                      (h) MAINTENANCE OF INSURANCE. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to their properties (including all real properties leased or owned by them) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and in any event in amount, adequacy and scope reasonably satisfactory to the Lender. All policies covering the Collateral are to be made payable to the Lender, as its interests may appear, in case of loss, under a standard non-contributory "lender" or "secured party" clause and are to contain such other provisions as the Lender may require to fully protect the Lender's interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Lender and the policies are to be premium prepaid, with the loss payable and additional insured endorsement in favor of Lender and such other Persons as the Lender may designate for time to time, and shall provide for not less than 30 days' prior written notice to the Lender of the exercise of any right of cancellation. If the Parent or any of its Subsidiaries fails to maintain such insurance, the Lender may arrange for such insurance, but at the Borrower's expense and without any responsibility on the Lender's part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence of an Event of Default, the Lender shall have the sole right, in the name of the Lender and the Parent and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.

                      (i) OBTAINING OF PERMITS, ETC. Obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to so qualify could not (in the Lender's reasonable judgment) reasonably be expected to have a Material Adverse Effect.

                      (j) ENVIRONMENTAL. (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) comply, and cause it Subsidiaries to comply, in all material respects with Environmental Laws and provide to the Lender documentation of such compliance which the Lender reasonably requests; (iii) immediately notify the Lender of any Release of a Hazardous Material in excess of any reportable quantity from or onto property owned or operated by the Parent or any of its Subsidiaries and take any Remedial Actions required to abate said Release; (iv) promptly provide the Lender with written notice within 10 days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of the Parent or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against the Parent or any of its Subsidiaries; and (C) notice of a violation, citation or other administrative order which could have a Material Adverse Effect and (v) defend, indemnify and hold harmless the Lender and its transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the presence, disposal, Release or threatened Release of any Hazardous Materials on any property at any time owned or occupied by the Parent or any of its

Subsidiaries (or its respective predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to such Hazardous Materials, (C) any investigation, lawsuit brought or threatened, settlement reached or government order relating to such Hazardous Materials, (D) any violation of any Environmental Law and/or
(E) any Environmental Action.

                      (k) FURTHER ASSURANCES. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as the Lender may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens any of the Collateral or any other property of the Parent and its Subsidiaries (including, without limitation, within 5 Business Days of being requested by the Lender, obtaining all necessary signatures on appropriate UCC-2 or UCC-3 termination statements with respect to any Lien terminated pursuant to the Plan of Reorganization or the Confirmation Order), (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto the Lender the rights now or hereafter intended to be granted to the Lender under this Agreement or any other Loan Document.

                      (l) CHANGE IN COLLATERAL; COLLATERAL RECORDS. (i) Give the Lender not less than 30 days' prior written notice of any change in the location of any Collateral, other than to locations set forth on Schedule 6.01(l) and with respect to which the Lender has filed financing statements and otherwise fully perfected its Liens thereon, or any change of name with respect to any Loan Party, (ii) advise the Lender promptly, in sufficient detail, of any material adverse change relating to the type, quantity or quality of the Collateral or the Lien granted thereon and (iii) execute and deliver, and cause each of its Subsidiaries to execute and deliver, to the Lender for the benefit of the Lender from time to time, solely for the Lender's convenience in maintaining a record of Collateral, such written statements and schedules as the Lender may reasonably require, designating, identifying or describing the Collateral.

                      (m) LANDLORD WAIVERS. If requested by the Lender, obtain at the time the Parent or the Borrower enters into a lease for real property not occupied on the Effective Date a landlord's waiver from the landlord of such real property (which waiver may be contained in such lease), in form and substance reasonably satisfactory to the Lender.

                      (n) SUBORDINATION. Cause all Indebtedness and other obligations now or hereafter owed by the Parent or any Subsidiary to any of its Affiliates (as such term is interpreted or determined on the date such Indebtedness or other obligations are incurred), to be subordinated in right of payment and security to the Indebtedness or other Obligations owing to the Lender in accordance with a subordination agreement in form and substance satisfactory to the Lender.

                      (o) REAL PROPERTY. (i) Upon the acquisition by the Parent or any of its Subsidiaries after the date hereof of any fee or leasehold interest in any real property (wherever located) (each such interest being an "AFTER ACQUIRED PROPERTY") (x) with a Current Value (as defined below) in excess of $25,000 in the case of a fee interest, or (y) requiring the payment of annual rent exceeding in the aggregate $250,000 in the case of leasehold interest, immediately so notify the Lender, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or the Parent's good-faith estimate of the current value of such real property (for purposes of this Section, the "CURRENT VALUE"). The Lender shall notify the Parent or the Borrower whether it intends to require a Mortgage and the other documents referred to below or in the case of leasehold, a leasehold Mortgage or landlord's waiver (pursuant to Section 6.01(m) hereof). Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall immediately furnish to the Lender the following, each in form and substance satisfactory to the Lender: (A) a Mortgage and an Environmental Indemnity Agreement with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (B) evidence of the recording of the Mortgage referred to in clause (A) above in such office or offices as may be necessary or, in the opinion of the Lender, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Lender thereunder, (C) a Title Insurance Policy, (D) a survey of such real property, certified to the Lender and to the issuer of the Title Insurance Policy by a licensed professional survey or reasonably satisfactory to the Lender, (E) phase I environmental assessment reports with respect to such real property, certified to the Lender by a company reasonably satisfactory to the Lender, (vi) in the case of a leasehold interest, a certified copy of the lease between the landlord and such Person with respect to such real property in which such Person has a leasehold interest, and the certificate of occupancy with respect thereto, (F) in the case of a leasehold interest, an attornment and nondisturbance agreement between the landlord (and any fee mortgagee) with respect to such real property and the Lender, and (G) such other documents or instruments (including guarantees and opinions of counsel) as the Lender may reasonably require. The Loan Parties shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with their obligations under this Section 6.01(o)(i).

                          (ii) Not later than 10 Business days after the
Effective Date, execute and deliver to the Lender a Mortgage, in form and substance satisfactory to the Lender, for the Excluded Asset constituting real property and described as item 1.B. in Schedule 5.01(p). The Lender agrees that it shall not record any such Mortgage prior to the earlier of (A) the occurrence and continuance of an Event of Default and (B) the date which is six months from the Effective Date. On or prior to the date referred to in the preceding sentence, if requested by the Lender, the Loan Parties shall furnish to the Lender the other documents referred to in clauses (A) through (G) of Section 6.01(o)(i). The Loan Parties shall pay all fees and expenses, including reasonable attorneys' fees and expenses, and all title insurance charges and premiums, in connection with their obligations under this Section 6.01(o)(ii).

                      (p) FISCAL YEAR; FISCAL QUARTER. Cause the Fiscal Year of the Parent and its Subsidiaries to end on January 31 of each calendar year and the Fiscal Quarter of the Parent and its Subsidiaries to end on April 30, July 31, October 31 and January 31 of each calendar year unless the Lender consents to a change in such Fiscal Year or such Fiscal Quarters (and appropriate related changes to this Agreement).

                      (q) CASH MANAGEMENT.

                          (i) (A) Cause all cash and all proceeds from Accounts
Receivable and the sale of Inventory (other than amounts received under Network Management Contracts) to be deposited into the Depository Accounts each Business Day, (B) cause any and all amounts received by any Loan Party under a Network Management Contract (whether as part of a payment of amounts due to third parties or otherwise) to be deposited into an NMC Account each Business Day, (C) cause all amounts constituting fees, commissions or other amounts payable to any Loan Party under a Network Management Contract to be transferred from each NMC Account to each Depository Account each Business Day, (D) cause all remittances on credit card sales to be transferred into the Cash Concentration Account or a Depository Account each Business Day, (E) cause all funds in the Depository Accounts to be transferred into the Cash Concentration Account each Business Day, (F) cause all cash deposited in the Cash Concentration Account to be sent by wire transfer to the Lender Account each Business Day in accordance with the wire instructions set forth on Schedule 1.01(A) or such other wire instructions as the Lender may deliver from time to time, (G) authorize, and does hereby authorize, the Lender (x) to cause all funds transferred to the Lender Account to be credited to the Loan Account and applied to reduce the Obligations outstanding from time to time (or, if no Obligations are outstanding, to credit any excess to an Operating Account or such other account as the Borrower may direct) and (y) to charge the Loan Account with two (2) collection days for interest calculation purposes with respect to all such amounts applied to the Obligations, (H) take all such actions as the Lender deems necessary or advisable to send all cash, all proceeds from Accounts Receivable or the sale of Inventory, and all remittances or other proceeds of Collateral to the Lender Account to be applied to the Obligations, except as otherwise provided in this
Section 6.01(q), (I) on or before the Effective Date (1) deliver to the Lender a Depository Account Agreement executed by the applicable Loan Party and each Depository Bank identified in Schedule 5.01(x), (2) deliver to the Lender a Cash Concentration Account Agreement executed by the Parent, the Borrower and the Cash Concentration Account Bank identified in Schedule 5.01(x), and (3) take such other actions as the Lender deems necessary or advisable to grant to the Lender dominion and control over the funds in the Cash Concentration Account.

                          (ii) Not later than 5 days after the opening of any
new Depository Account, notify the Lender in writing of the creation of such new Depository Account and at the time of such notice deliver to the Lender a Depository Account Agreement executed by the applicable Loan Party and the Depository Bank for such Depository Account.

                      (r) INACTIVE SUBSIDIARIES. Within 270 days of the Effective Date, cause each Subsidiary of the Parent, other than the Borrower, that (i) is not a Permitted Subsidiary, (ii) does not own assets in excess of $10,000, and (iii) does not conduct any business, to terminate its corporate existence and dissolve.

                      (s) INACTIVE BANK ACCOUNTS. Close all deposit accounts, checking accounts and other bank accounts maintained by any of the Loan Parties, within the earlier of (i) 60 days of the Effective Date and (ii) 30 days after the last date of activity therein, other than the Cash Concentration Account, the Depository Accounts, the NMC Accounts and the Operating Accounts, as set forth in Parts A, B, C and D, respectively, of Schedule 5.01(x).

                  SECTION 6.02. NEGATIVE COVENANTS. So long as any principal of or interest on any Loan or any other Obligation (whether or not due) shall remain unpaid or the Lender shall have any Commitment hereunder, neither the Parent nor the Borrower, nor any other Loan Party, shall, unless the Lender shall otherwise consent in writing:

                      (a) LIENS, ETC. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon or with respect to any of its property, whether now owned or hereafter acquired, to file or suffer to exist under the Uniform Commercial Code or any similar law or statute of any jurisdiction, a financing statement (or the equivalent thereof) that names the Parent or any of its Subsidiaries as debtor, to sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement (or the equivalent thereof), to sell any of its property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable) with recourse to the Parent or any of its Subsidiaries or assign or otherwise transfer, or permit any of its Subsidiaries to assign or otherwise transfer, any account or other right to receive income, other than Permitted Liens.

                      (b) INDEBTEDNESS. Create, incur, assume, guarantee or suffer to exist (subject to the satisfaction in full of all amounts owing under the Existing Financing Agreements), or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness, other than Permitted Indebtedness.

                      (c) FUNDAMENTAL CHANGES. Except as required under Section 6.01(r), wind-up, liquidate or dissolve itself (or permit or suffer any thereof) or merge, consolidate or amalgamate with any Person, convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; PROVIDED, HOWEVER, that

                          (i) any wholly-owned Subsidiary of the Parent (other
than the Borrower), may be merged into the Parent, the Borrower or another such wholly-owned Subsidiary of the Parent, or may consolidate with another such wholly-owned Subsidiary of the Parent or the Borrower, so long as (A) no other provision of this Agreement would be violated thereby, (B) the Borrower gives the Lender at least 30 days' prior written notice of such merger or consolidation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lender's rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation and (E) the surviving Subsidiary, if any, is a party to this Agreement, a Security Agreement, and a Pledge Agreement and the Capital Stock of such Subsidiary is the subject of a Pledge Agreement, in each case which is in full force and effect on the date of and immediately after giving effect to such merger or consolidation; and

                          (ii) any of the Parent and its Subsidiaries may (A)
sell Inventory in the ordinary course of business, (B) dispose of obsolete or worn-out equipment in the ordinary course of business, PROVIDED that the Net Cash Proceeds of all such Dispositions since the Effective Date do not exceed $ 250,000 in the aggregate, (C) sell or otherwise dispose of the Excluded

Assets set forth in Schedule 6.02(c)(ii), PROVIDED that no Event of Default shall have occurred and be continuing and PROVIDED FURTHER that the Net Cash Proceeds from each Disposition of an Excluded Asset shall not be less than the amount set forth opposite such Excluded Asset in Schedule 6.02(c)(ii), and (D) sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets, PROVIDED that the Net Cash Proceeds of such other Dispositions do not exceed $250,000 in the aggregate in any twelve-month period; the Net Cash Proceeds of any Disposition permitted under this Section 6.02(c)(ii) shall be deposited into a Depository Account in accordance with Section 6.01(q).

                          (d) CHANGE IN NATURE OF BUSINESS. Make, or permit any
of its Subsidiaries to make, any change in the nature of its business as carried on at the date hereof.

                          (e) LOANS, ADVANCES, INVESTMENTS, ETC. Make or commit
or agree to make any loan, advance, guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) Investments existing on the date hereof, as set forth on Schedule 6.02(e), but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) Permitted Investments, (iii) loans and advances, to the extent such loans and advances are treated as loans under GAAP, by the Parent to its Permitted Subsidiaries and by such Permitted Subsidiaries to the Parent, made in the ordinary course of business, (iv) temporary loans and advances to employees of the Parent, the Borrower or Permitted Subsidiaries, made in the ordinary course of business and not exceeding, in the aggregate for all such Persons at any one time outstanding, $100,000, and (v) investments in any Subsidiary required to be dissolved pursuant to Section 6.01(r), but only to the extent necessary to pay any taxes or fees required to be paid by such Subsidiary under applicable law and as a condition to its authority to dissolve and not exceeding $200,000 in the aggregate for all such Subsidiaries.

                          (f) LEASE OBLIGATIONS. Create, incur or suffer to
exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee (i) for the payment of rent for any real or personal property in connection with any sale and leaseback transaction, or (ii) for the payment of rent for any real or personal property under leases or agreements to lease other than (A) Capitalized Lease Obligations which would not cause the aggregate amount of all obligations under Capitalized Leases entered into after the Effective Date owing by the Parent and its Subsidiaries in any Fiscal Year to exceed the amounts set forth in subsection (g) of this Section 6.02, and (B) Operating Lease Obligations which would not cause the aggregate amount of all Operating Lease Obligations owing by the Parent and its Subsidiaries in any Fiscal Year to increase by more than 5% over the aggregate amount of all Operating Lease Obligations owing by the Parent and its Subsidiaries during the immediately preceding Fiscal Year.

                          (g) CAPITAL EXPENDITURES. Make or commit or agree to
make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all such Capital Expenditures made by the Parent and its Subsidiaries to exceed (i) $200,000 in the Fiscal Year ending January 31, 2001, and (ii) $500,000 in any Fiscal Year thereafter.

                      (h) RESTRICTED PAYMENTS. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of the Parent or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of the Parent or any of its Subsidiaries, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of the Parent or any of its Subsidiaries, now or hereafter outstanding, (iv) return any of capital to any shareholders or other equity holders of the Parent or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by the Parent or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of the Parent or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of the Parent; PROVIDED, HOWEVER, that:

                          (A) Subsidiaries of the Parent may declare and pay
cash and stock dividends, return capital and make distributions of assets to the Parent;

                          (B) the Parent may (x) declare and pay dividends and
distributions payable solely in shares of the Parent's common stock, (y) purchase or otherwise acquire shares of its Capital Stock with proceeds received from the issue of new shares of its Capital Stock and (z) issue options pursuant to the 2000 Stock Option Plan and receive shares of its Capital Stock in payment of all or a portion of any exercise price payable pursuant thereto; and

                          (C) the Parent may pay consulting fees and other
amounts due under the Consulting Agreement and Release dated January 27, 2000, between the Parent and Dr. Eric Moskow, as such agreement is in effect on the date hereof.

                      (i) FEDERAL RESERVE REGULATIONS. Permit any Loan or the proceeds of any Loan under this Agreement to be used for any purpose that would cause such Loans to be margin loans under the provisions of Regulation T, U or X.

                      (j) TRANSACTIONS WITH AFFILIATES. Other than pursuant to the agreements listed in Schedule 6.02(j), enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to the Parent or such Subsidiary than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof.

                      (k) LIMITATIONS ON DIVIDENDS AND OTHER PAYMENT RESTRICTIONS AFFECTING SUBSIDIARIES. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by the Parent or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to the Parent or any of its Subsidiaries, (iii) to make loans or advances to the Parent or any of its Subsidiaries or (iv) to transfer any of its property or assets to the Parent or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; PROVIDED, HOWEVER, that nothing in any of clauses (i) through (iv) of this Section 6.02(k) shall prohibit or restrict:

                          (A) this Agreement and the other Loan Documents;

                          (B) any agreements in effect on the date of this
Agreement and described in Schedule 6.02(k) or to the extent required by any Network Management Contracts (but only as any such prohibition relates to any funds required by such Network Management Contracts to be paid to a third party);

                          (C) any applicable law, rule or regulation (including,
without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

                          (D) in the case of clause (iv) above any agreement
setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets; or

                          (E) in the case of clause (iv) above any holder of a
Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto.

                      (l) LIMITATION ON ISSUANCE OF CAPITAL STOCK.

                          (i) Issue or sell or enter into any agreement or
arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants, options or other rights for the purchase or acquisition of any of its Capital Stock; PROVIDED that the foregoing shall not apply to the Capital Stock of the Parent so long as no Change of Control would result thereby.

                          (ii) Permit any of its Subsidiaries to issue or sell
or enter into any agreement or arrangement for the issuance and sale of any shares of its Capital Stock, any securities convertible into or exchangeable for its Capital Stock or any warrants.

                      (m) MODIFICATIONS OF INDEBTEDNESS, ORGANIZATIONAL DOCUMENTS AND CERTAIN OTHER AGREEMENTS; ETC. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any Indebtedness of the Parent or any of its Subsidiaries or of any instrument or agreement (including, without limitation, any purchase agreement, indenture, loan agreement or security agreement) relating to any such Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Indebtedness, would increase the interest rate applicable to such Indebtedness, or would change the subordination provision, if any, of such Indebtedness, or would otherwise be adverse to the issuer of such Indebtedness in any respect,
(ii) except for the Obligations, make any voluntary or optional payment, prepayment, redemption or other acquisition for value of any Indebtedness of the Parent or any of its Subsidiaries (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness, or make any prepayment, redemption or repurchase of any outstanding Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing, or (iii) (A) amend, modify or otherwise change its certificate of incorporation or bylaws (or other similar organizational documents), including, without limitation, by the filing or modification of any certificate of designation, or (B) amend, modify or otherwise change any agreement or arrangement entered into by it with respect to any of its Capital Stock (including any shareholders' agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendments, modifications or changes or any such new agreements or arrangements pursuant to this clause (iii) that either individually or in the aggregate, could not (in the Lender's reasonable judgment) reasonably be expected to have a Material Adverse Effect.

                      (n) INVESTMENT COMPANY ACT OF 1940. Engage in any business, enter into any transaction, use any securities or take any other action or permit any of its Subsidiaries to do any of the foregoing, that would cause it or any of its Subsidiaries to become subject to the registration requirements of the Investment Company Act of 1940, as amended, by virtue of being an "investment company" or a company "controlled" by an "investment company" not entitled to an exemption within the meaning of such Act.

                      (o) COMPROMISE OF ACCOUNTS RECEIVABLE. Compromise or adjust any Account Receivable (or extend the time of payment thereof) or grant any discounts, allowances or credits or permit any of its Subsidiaries to do so, other than, provided no Event of Default has occurred and is continuing, in the ordinary course of business of the Parent or its Subsidiaries, as the case may be; PROVIDED, HOWEVER, in no event shall any such discount, allowance or credit exceed $500,000 in the aggregate for any 12 month period and no such extension of the time for payment shall extend beyond 30 days from the original due date.

                      (p) ENVIRONMENTAL. Permit the use, handling, generation, storage, treatment, release or disposal of Hazardous Materials at any property owned or leased by the Parent or any of its Subsidiaries except in compliance with Environmental Laws and so long as such use, handling, generation, storage, treatment, release or disposal of Hazardous Materials does not result in a Material Adverse Effect.

                      (q) CERTAIN AGREEMENTS. Agree to any amendment or other change to or waiver of any of its rights under any Material Contract without the prior written consent of the Lender, except where such amendment, change or waiver could not reasonably be expected to have a Material Adverse Effect.

                      (r) COMPENSATION. (i) Increase the annual fee or per-meeting fees paid to directors during any year by more than 10% over the prior year or (ii) except as provided in the Management Contracts (as defined in the Plan of Reorganization) entered into pursuant to the Plan of Reorganization and for Retention Payments (as defined in the Plan of Reorganization) payable in accordance with the Plan of Reorganization, pay or accrue total cash compensation (including fees, wages, distributions, salary, bonus, commission, contributions to deferred benefit plans or any other compensation), during any year, to or for the benefit of officers and senior management employees in an aggregate amount in excess of 10% (or, in the case of bonuses or commissions based on performance and authorized by the Parent's Board of Directors, 300%) of total cash compensation paid or accrued in the prior year.

                      (s) USE OF PROCEEDS. Permit the proceeds of the Loans to be used directly or indirectly for any purpose other than to (i) pay obligations of the Loan Parties under the Plan of Reorganization, (ii) pay costs and expenses relating to the transactions contemplated hereby, and (iii) fund the ongoing working capital requirements of the Parent, the Borrower and the Permitted Subsidiaries.

                      (t) FINANCIAL COVENANTS.

                          (i) MINIMUM CONSOLIDATED EBITDA. Permit Consolidated
EBITDA of the Parent and its Subsidiaries at the end of each Test Period ending on a date set forth below to be less than the amount set forth below opposite such date:

                          DATE                               AMOUNT
                    ----------------                      -------------
                    October 31, 2000                      ($10,375,000)
                    January 31, 2001                      ($11,175,000)
                    April 30, 2001                         ($6,115,000)
                    July 31, 2001                          ($2,670,000)
                    October 31, 2001                         ($150,000)
                    January 31, 2002                        $1,800,000
                    April 30, 2002                          $3,700,000
                    July 31, 2002                           $5,700,000
                    October 31, 2002                        $7,500,000

                          (ii) MINIMUM REVENUE. Permit Net Revenue of the
Borrower from studies performed by the Borrower for each Fiscal Quarter ending on a date set forth below to be less than the amount set forth below opposite such date:

                          DATE                                 AMOUNT
                    ----------------                        -----------
                    October 31, 2000                         $7,525,000
                    January 31, 2001                         $8,100,000
                    April 30, 2001                           $8,625,000
                    July 31, 2001                            $9,375,000
                    October 31, 2001                        $10,200,000
                    January 31, 2002                        $11,325,000
                    April 30, 2002                          $12,600,000
                    July 31, 2002                           $13,875,000
                    October 31, 2002                        $15,075,000

                      (u) BANK ACCOUNTS.

                          (i) Maintain any deposit accounts, checking accounts
or other bank accounts other than accounts which are not required to be closed under Section 6.01(s) or new Depository Accounts opened and maintained in accordance with Section 6.01(q)(ii).

                          (ii) Permit any funds to be transferred to the
Operating Accounts other than the proceeds of the Loans, cash balances transferred by the Lender in accordance with Section 6.01(q)(i) and interest earned on amounts on deposit in such accounts.


                                   ARTICLE VII

                      MANAGEMENT, COLLECTION AND STATUS OF
                    ACCOUNTS RECEIVABLE AND OTHER COLLATERAL

                  SECTION 7.01. COLLECTION OF ACCOUNTS RECEIVABLE; MANAGEMENT OF COLLATERAL.

                      (a) After the occurrence and during the continuance of an Event of Default, the Lender may send a notice of assignment and/or notice of the Lender's security interest to any and all Account Debtors or third parties holding or otherwise concerned with any of the Collateral, and thereafter the Lender shall have the sole right to collect the Accounts Receivable and/or take possession of the Collateral and the books and records relating thereto. Neither the Parent nor the Borrower shall, and neither such Person shall permit its Subsidiaries to, without prior written consent of the Lender, grant any extension of time of payment of any Account Receivable, compromise or settle any Account Receivable for less than the full amount thereof, release, in whole or in part, any Person or property liable for the payment thereof, or allow any credit or discount whatsoever thereon, except, in the absence of a continuing Event of Default, as permitted by Section 6.02(o).

                      (b) Each Loan Party hereby appoints the Lender or its designee on behalf of the Lender as such Loan Party's attorney-in-fact with power exercisable during the continuance of any Event of Default to endorse such Loan Party's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Accounts Receivable, to sign such Loan Party's name on any invoice or bill of lading relating to any of the Accounts Receivable, drafts against Account Debtors with respect to Accounts Receivable, assignments and verifications of Accounts Receivable and notices to Account Debtors with respect to Accounts Receivable, to send verification of Accounts Receivable, and, to notify the Postal Service authorities to change the address for delivery of mail addressed to such Loan Party or any of its Subsidiaries to such address as the Lender may designate and to do all other acts and things necessary to carry out this Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designate shall not be liable for any acts of omission or commission (other than acts or omissions constituting gross negligence or willful misconduct), or for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the Loans and other Obligations under the Loan Documents are paid in full and all of the Loan Documents are terminated.

                      (c) Nothing herein contained shall be construed to constitute the Lender as agent of the Parent or any Subsidiary for any purpose whatsoever, and the Lender shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (other than from acts or omissions of the Lender constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Lender shall not, under any circumstance or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts Receivable or any instrument received in payment thereof or for any damage resulting therefrom (other than acts or omissions of the Lender constituting gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction). The Lender, by anything herein or in any assignment or otherwise, does not assume any of the obligations under any contract or agreement assigned to the Lender and shall not be responsible in any way for the performance by the Parent or any Subsidiary of any of the terms and conditions thereof.

                      (d) If any Account Receivable includes a charge for any tax payable to any Governmental Authority, the Lender is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for the applicable Loan Party's account and to charge the Borrower therefor. The Borrower shall notify the Lender if any Account Receivable includes any taxes due to any such Governmental Authority and, in the absence of such notice, the Lender shall have the right to retain the full proceeds of such Account Receivable and shall not be liable for any taxes that may be due by reason of the sale and delivery creating such Account Receivable.

                  SECTION 7.02. ACCOUNTS RECEIVABLE DOCUMENTATION. Each Loan Party will, and will cause its Subsidiaries to, at such intervals as the Lender may require, execute and deliver confirmatory written assignments of the Accounts Receivable to the Lender and furnish such further schedules and/or information as the Lender may require relating to the Accounts Receivable. In addition, the Borrower shall notify the Lender of any non-compliance in respect of the representations, warranties and covenants contained in Section 7.03. The items to be provided under this Section 7.02 are to be in form reasonably satisfactory to the Lender and are to be executed and delivered to the Lender from time to time solely for its convenience in maintaining records of the Collateral. A Loan Party's failure to give any of such items to the Lender shall not affect, terminate, modify or otherwise limit the Lender's Lien on the Collateral. The Loan Parties shall not re-date any invoice or sale or make sales on extended dating beyond that customary in the Loan Parties industry and in the ordinary course of the Loan Parties business. In addition, the Borrower shall not re-bill any Accounts Receivable without promptly disclosing the same to the Lender and providing the Lender with copy of such re-billing, identifying the same as such. If the Borrower becomes aware of anything materially detrimental to any of the Loan Party's customers' credit, the Borrower will promptly advise the Lender thereof.

                  SECTION 7.03. STATUS OF ACCOUNTS RECEIVABLE AND OTHER COLLATERAL. With respect to Collateral of any Loan Party at the time the Collateral becomes subject to the Lender's Lien, each Loan Party covenants, represents and warrants: (a) the Loan Party that owns such Collateral shall be the sole owner, free and clear of all Liens except in the favor of the Lender or otherwise permitted hereunder, and fully authorized to sell, transfer, pledge and/or grant a security interest in each and every item of said Collateral; (b) each Account Receivable shall be a good and valid account representing an undisputed bona fide indebtedness incurred or an amount indisputably owed by the Account Debtor therein named, for a fixed sum as set forth in the invoice relating thereto with respect to any absolute sale and delivery upon the specified terms of goods sold or services rendered by the Borrower or any Loan Party; (c) no Account Receivable shall be subject to any defense, offset, counterclaim, discount or allowance except as may be stated in the invoice relating thereto, discounts and allowances as may be customary in the Loan Parties' business and as otherwise disclosed to the Lender, and each Account Receivable will be paid when due; (d) none of the transactions underlying or giving rise to any Account Receivable shall violate any applicable state or federal laws or regulations, and all documents relating thereto shall be legally sufficient under such laws or regulations and shall be legally enforceable in accordance with their terms; (e) no agreement under which any deduction or offset of any kind, other than normal trade discounts, may be granted or shall have been made by the Borrower or any Loan Party at or before the time such Accounts Receivable is created; (f) all agreements, instruments and other documents relating to any Account Receivable shall be true and correct and in all material respects what they purport to be; (g) all signatures and endorsements that appear on all material agreements, instruments and other documents relating to Account Receivable shall be genuine and all signatories and endorsers shall have full capacity to contract; (h) the Borrower and each Loan Party shall maintain books and records pertaining to said Collateral in such detail, form and scope as the Lender shall reasonably require; (i) the Borrower shall immediately notify the Lender if any accounts arise out of contracts with the United States or any department, agency, or instrumentality thereof, and will, and will cause its Subsidiaries to, execute any instruments and take any steps required by the Lender in order that all monies due or to become due under any such contract shall be assigned to the Lender and notice thereof given to the United States Government under the Federal Assignment of Claims Act; (j) the Borrower will, immediately upon learning thereof, report to the Lender any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters affecting the value, enforceability or collectibility of any of the Collateral; (k) if any amount payable under or in connection with any Account Receivable is evidenced by a promissory note or other instrument, such promissory note or instrument shall be immediately pledged, endorsed, assigned and delivered to the Lender as additional Collateral; (l) the Loan Parties shall not re-date any invoice or sale or make sales on extended dating beyond that which is customary in the ordinary course of its business and in the industry; and (m) the Loan Parties are not and shall not be entitled to pledge the Lender's credit on any purchases or for any purpose whatsoever.

                  SECTION 7.04. COLLATERAL CUSTODIAN. Upon the occurrence and during the continuance of any Event of Default, the Lender may at any time and from time to time employ and maintain on the premises of the Loan Parties a custodian selected by the Lender who shall have full authority to do all acts necessary to protect the Lender's interests. Each of the Parent and the Borrower hereby agrees to, and to cause its Subsidiaries to, cooperate with any such custodian and to do whatever the Lender may reasonably request to preserve the Collateral. All reasonable costs and expenses incurred by the Lender by reason of the employment of the custodian shall be the responsibility of the Borrower and charged to the Loan Account.


                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  SECTION 8.01. EVENTS OF DEFAULT. If any of the following Events of Default shall occur and be continuing:

                      (a) the Borrower fails to pay any principal of any Loan when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or the Borrower fails to pay any interest on any Loan, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document within 2 Business Days of the date when due;

                      (b) any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any report, certificate, or other document delivered to the Lender pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

                      (c) (i) any Loan Party fails to perform or comply with any covenant or agreement contained in clauses (i), (ii), (iv), (v), (vi), (viii),
(ix) or (xiii) of Section 6.01(a) and such failure continues for a period of 2 Business Days; (ii) any Loan Party fails to perform or comply with any covenant or agreement contained in clauses (iii), (vii), (xiv) or (xv) of Section 6.01(a), Section 6.01(g), Section 6.01(i) or Section 6.01(k) and such failure continues for a period of 5 Business Days; (iii) except as set forth in the foregoing clauses (i) and (ii), any Loan Party fails to perform or comply with any covenant or agreement contained in Article VI; or (iv) any Loan Party fails to perform or comply with any covenant or agreement contained in any Security Document to which it is a party;

                      (d) any Loan Party fails to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 8.01, such failure, if capable of being remedied, shall remain unremedied for 15 days after the earlier of the date a senior officer of the Parent or the Borrower becomes aware of such failure and the date written notice of such default shall have been given by the Lender to the Parent or the Borrower;

                      (e) any Loan Party fails to pay any principal of or interest on any of its Indebtedness (excluding Indebtedness evidenced by the Note) in excess of $500,000, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case prior to the stated maturity thereof;

                      (f) any Loan Party (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally,
(iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

                      (g) any proceeding shall be instituted against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 30 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

                      (h) any material provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

                      (i) any Security Document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Lender on any Collateral purported to be covered thereby;

                      (j) one or more judgments or orders for the payment of money exceeding $500,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment or order, or (ii) there shall be a period of 30 consecutive days after entry thereof during which, or the appeals period with respect thereto shall have expired and, a stay of enforcement of any such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; PROVIDED, HOWEVER, that any such judgment or order shall not give rise to an Event of Default under this subsection (j) if and for so long as (A) the amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment or order;

                      (k) any Loan Party or any of their ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Loan Party or such ERISA Affiliate incurs a withdrawal liability in an annual amount exceeding $500,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof, any Loan Party's or such ERISA Affiliate's annual contribution requirement with respect to such Multiemployer Plan increases in an annual amount exceeding $500,000;

                      (l) any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by the Lender, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) the then current value of such Employee Plan's vested benefits exceeds the then current value of assets allocable to such benefits in such Employee Plan by more than $500,000 (or, in the case of a Termination Event involving liability under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971
or 4975 of the Code, the liability is in excess of such amount);

                      (m) a Change of Control shall have occurred;

                      (n) an event or development occurs which has a Material Adverse Effect;

                      (o) the Parent or any of its Subsidiaries fails to comply with any provision of the Plan of Reorganization or the Confirmation Order if such failure (in the Lender's reasonable judgment) could reasonably be expected to result in a Material Adverse Effect;

                      (p) the loss, suspension or revocation of, or failure to renew, of any license or permit now held or hereafter acquired by the Parent, the Borrower or any other Loan Party, if such loss, suspension, revocation or failure to renew (in the Lender's reasonable judgment) could reasonably be expected to have a Material Adverse Effect;

                      (q) the indictment of the Parent, the Borrower or any other Loan Party under any criminal statute;

                      (r) any material damage to, or loss, theft or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes the cessation or substantial curtailment of revenue producing activities at any facility of the Parent, the Borrower or any other Loan Party, if any such event or circumstance (in the Lender's reasonable judgment) could reasonably be expected to have a Material Adverse Effect; or

                      (s) an injunction against the conducting of business is imposed by a court or other Governmental Authority against the Borrower or any Loan Party for more than fifteen (15) consecutive days, if such event could reasonably be expected to have a Material Adverse Effect;

then, and in any such event, the Lender may, by notice to the Parent or the Borrower, (i) terminate the Commitment, whereupon the Commitment shall terminate immediately, (ii) declare all Loans then outstanding to be due and payable, whereupon the aggregate principal of such Loans, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Loan Parties and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default with respect to a Loan Party described in subsection (f) or (g) of this Section 8.01, without any notice to the Parent, the Borrower or any other Person or any act by the Lender, the Commitment shall automatically terminate and the Loans then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by the Loan Parties.


                                   ARTICLE IX

                                    GUARANTY

                  SECTION 9.01. GUARANTY; LIMITATION OF LIABILITY. The Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest, fees, expenses or otherwise (such obligations, to the extent not paid by the Borrower, being the "GUARANTEED OBLIGATIONS"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Lender in enforcing any rights under the guaranty set forth in this Article. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Lender under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower or another Loan Party.

                  SECTION 9.02. GUARANTY ABSOLUTE. The Guarantors jointly and severally guarantee that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantors under this Article are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against one or more of the Guarantors to enforce such obligations, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The joint and several liability of the Guarantors under this Article shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                      (a) any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

                      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower or otherwise;

                      (c) any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                      (d) any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of the Borrower; or

                      (e) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Lender that might otherwise constitute a defense available to, or a discharge of, any Guarantor, the Borrower or any other guarantor or surety.

This Article shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Lender or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower, any Guarantor or otherwise, all as though such payment had not been made.

                  SECTION 9.03. WAIVER. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Article and any requirement that the Lender exhaust any right or take any action against the Borrower or any other Person or any collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 9.03 is knowingly made in contemplation of such benefits. Each Guarantor hereby waives any right to revoke this Article, and acknowledges that this Article is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  SECTION 9.04. CONTINUING GUARANTY; ASSIGNMENTS. This Article is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Article and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lender and its successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Commitment, the Loans owing to it and the Note held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted the Lender herein or otherwise, in each case as provided in Section 10.07.


                  SECTION 9.05. SUBROGATION. Each Guarantor agrees that it will not exercise any rights that it may now or hereafter acquire against the Borrower or any other Guarantor that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Article, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Lender against the Borrower or any other Guarantor or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower or any other Guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Article shall have been paid in full in cash and the Final Maturity Date shall have occurred. If any amount shall be paid to Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article and the Final Maturity Date, such amount shall be held in trust for the benefit of the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Article, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Article thereafter arising. If (i) any Guarantor shall make payment to the Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Article shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Lender will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.


                                    ARTICLE X

                                  MISCELLANEOUS


                  SECTION 10.01. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

         Innovative Clinical Solutions, Ltd.
         10 Dorrance Street
         Suite 400
         Providence, Rhode Island  02903
         Attention:  Gary S. Gillheeney,
                     Chief Financial Officer

         Telephone:  (401) 831-6755
         Telecopier:  (401) 831-6758

with a copy to:

         Hinckley, Allen & Snyder LLP
         1500 Fleet Center
         Providence, RI  02903-2393
         Attention:  Margaret D. Farrell, Esq.

         Telephone:  401-274-2000
         Telecopier: 401-277-9600

if to the Lender, to it at the following address:

         Ableco Finance LLC
         450 Park Avenue
         28th Floor
         New York, New York  10022
         Attention:  Eric F. Miller

         Telephone:  (212) 891-1549
         Telecopier: (212) 755-3009

with a copy to:

         Schulte Roth & Zabel LLP
         900 Third Avenue
         New York, New York  10022
         Attention:  Mark A. Broude, Esq.

         Telephone:  (212) 756-2000
         Telecopier: (212) 593-5955

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 10.01. All such notices and other communications shall be effective, (i) if mailed, when received or five days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to the Lender pursuant to Article II shall not be effective until received by the Lender.

                  SECTION 10.02. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or any Note, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 10.03. NO WAIVER; REMEDIES, ETC. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Lender to exercise any of their rights under any other Loan Document against such party or against any other Person.

                  SECTION 10.04. EXPENSES; TAXES; ATTORNEYS' FEES. The Borrower will pay on demand, all costs and expenses incurred by or on behalf of the Lender, regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for the Lender, accounting, due diligence, periodic field audits, physical counts, valuations, fees of Rating Agencies associated with the rating of the Loans, investigations, monitoring of assets, appraisals of Collateral, environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to: (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents, (including, without limitation, the preparation of any additional Loan Documents pursuant to
Section 6.01(b)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lender's rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against the Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Lender's claims against the Borrower and each other Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by the Lender, or the taking of any action in respect of the Collateral or other security, in connection with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) the receipt by the Lender of any advice from its professionals with respect to any of the foregoing, (k) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (l) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, or (m) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien. Without limitation of the foregoing or any other provision of any Loan Document: (x) the Borrower agrees to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Lender to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees to save the Lender harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions, (y) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement, and (z) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, the Lender may itself perform or cause performance of such covenant or agreement, and the expenses of the Lender incurred in connection therewith shall be reimbursed on demand by the Borrower.

                  SECTION 10.05. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, the Lender may, and is hereby authorized to, at any time and from time to time, without notice to the Loan Parties (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of any Loan Party against any and all obligations of either now or hereafter existing under any Loan Document, irrespective of whether or not the Lender shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. The Lender agrees to notify the Parent or the Borrower promptly after any such set-off and application made by the Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  SECTION 10.06. SEVERABILITY. Any provision of this Agreement, which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  SECTION 10.07.   ASSIGNMENTS AND PARTICIPATIONS.

                      (a) This Agreement and the Note shall be binding upon and inure to the benefit of the Loan Parties and the Lender and their respective successors and assigns; PROVIDED, however, that (i) none of the Loan Parties may assign or transfer any of such Person's rights hereunder, or under the Note, without the prior written consent of the Lender and any such assignment without the Lender's prior written consent shall be null and void, and (ii) the Lender may pledge, assign, sell or transfer any of its rights hereunder, or under the Note, to (A) any affiliated investment vehicle controlled by or under common control with the Lender upon notice to, but without the prior written consent of, any Loan Party, (B) to any Person upon the occurrence and during the continuance of an Event of Default or as collateral security for any obligations of the Lender to such Person, in either case upon notice to, but without the written consent of, any Loan Party, or (C) to any other Person with the prior written consent of the Parent or the Borrower, such consent not to be unreasonably withheld or delayed. Except as provided in this Section 10.07, this Agreement shall not inure to the benefit of any party other than the Borrower, the other Loan Parties and the Lender.

                      (b) The Lender may participate to an Affiliate of the Lender or any other Person its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Loans made by it, and the Note held by it) without notice to or the consent of the Loan Parties. In connection with any such participation or in connection with any transfer described in clause (ii) of Section 10.07(a), the Borrower shall execute and deliver a new Note or Notes, and the Borrower and the other Loan Parties shall execute and deliver any amendment or other modification restatement of this Agreement or any Loan Document, as may be reasonably requested by the Lender to reflect any such transfer.

                          (i) the Borrower shall maintain, or cause to be
maintained, a register (the "REGISTER") on which it enters the name of the Lender as the registered owner of the Loan held by the Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register (and each Registered Note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the Registered Note, if any, evidencing the ]same) may be effected only by registration of such assignment or sale on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the Registered Note, if any evidencing the same), the Borrower shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                          (ii) In the event that the Lender sells participations
in the Registered Loan, the Lender shall maintain a register on which it enters the name of all participants in the Registered Loans held by it (the "PARTICIPANT REGISTER"). A Registered Loan (and the Registered Note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each Registered Note shall expressly so provide). Any participation of such Registered Loan (and the Registered Note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register.

                          (iii) Any foreign Person who purchases or is assigned
or participates in any portion of such Loan shall provide the Borrower (in the case of a purchase or assignment) or the Lender (in the case of a participation) with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such purchaser, participant or any other affiliate who is a holder of beneficial interests in the Loan.

                  SECTION 10.08. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  SECTION 10.09. GOVERNING LAW. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

                  SECTION 10.10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO PARENT OR BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 10.01, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH LOAN PARTY HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT EACH LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  SECTION 10.11. WAIVER OF JURY TRIAL, ETC. EACH LOAN PARTY AND THE LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT, THE NOTE OR OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE

FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

                  SECTION 10.12. CONSENT BY THE LENDER. Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an "ACTION") of the Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which the Lender has succeeded thereto, such Action shall be required to be in writing.

                  SECTION 10.13. NO PARTY DEEMED DRAFTER. Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

                  SECTION 10.14. REINSTATEMENT; CERTAIN PAYMENTS. If any claim is ever made upon the Lender for repayment or recovery of any amount or amounts received by the Lender in payment or on account of any of the Obligations, the Lender shall give prompt notice of such claim to the Parent or the Borrower, and if the Lender repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over the Lender or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by the Lender with any such claimant, then and in such event the Borrower agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of the Note or other instrument evidencing the Obligations or the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to the Lender hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by the Lender.

                  SECTION 10.15. INDEMNIFICATION. In addition to the Borrower's other Obligations under this Agreement, the Borrower agrees to defend, protect, indemnify and hold harmless the Lender, any Securitization Party and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the "INDEMNITEES") from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) the Lender's furnishing of funds to the Borrower under this Agreement, including, without limitation, the management of any such Loans, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the "INDEMNIFIED MATTERS"); PROVIDED, HOWEVER, that the Borrower shall not have any obligation to any Indemnitee under this Section 10.15 for any Indemnified Matter caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction. Such indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 10.15 may be unenforceable because it is violative of any law or public policy, the Borrower shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. This Indemnity shall survive the repayment of the Obligations and the discharge of the Liens granted under the Loan Documents.

                  SECTION 10.16. RECORDS. The unpaid principal of and interest on the Note, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Commitment, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, including, without limitation, the Commitment Fee, the Closing Fee, the Unused Line Fee, the Loan Servicing Fee, the Field Examination Fee and the Anniversary Fee, shall at all times be ascertained from the records of the Lender, which shall be conclusive and binding absent manifest error.

                  SECTION 10.17. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Parent, the Borrower, the other Guarantors and the Lender and when the conditions precedent set forth in
Section 4.01 hereof have been satisfied or waived in writing by the Lender, and thereafter shall be binding upon and inure to the benefit of the Parent, the Borrower, the other Guarantors and the Lender, and their respective successors and assigns, except that the Parent, the Borrower and the other Guarantors shall not have the right to assign their rights and obligations hereunder or any interest herein without the prior written consent of the Lender, and any assignment by the Lender shall be governed by Section 10.07 hereof.

                  SECTION 10.18. JOINT AND SEVERAL. The obligations of the Loan Parties hereunder are joint and several. The Lender may, in its sole and absolute discretion, enforce the provisions hereof against one or more of the Loan Parties and shall not be required to proceed against all of the Loan Parties jointly or seek payment from the Loan Parties ratably. In addition, the Lender may, in its sole and absolute discretion, select the Collateral of one or more of the Loan Parties for sale or application to the Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by any Loan Parties. The release or discharge of any Loan Party by the Lender shall not release or discharge any other Loan Party from the obligations of such Person hereunder.

                  SECTION 10.19. CONFIDENTIALITY. The Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Borrower pursuant to this Agreement or the other Loan Documents which is identified by the Borrower as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), PROVIDED that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for the Lender, (iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which the Lender is a party or (v) to any assignee or participant

(or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees to be bound by confidentiality provisions similar in substance to this Section 10.19. The Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Parent or the Borrower informed of such request or identification; PROVIDED that the Loan Parties acknowledge that the Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that the Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        PARENT:
                                        ------


                                        INNOVATIVE CLINICAL SOLUTIONS, LTD.


                                        By: /s/ Gary S. Gillheeney
                                            ---------------------------------
                                            Name: GARY S. GILLHEENEY
                                            Title: CHIEF FINANCIAL OFFICER AND
                                                   TREASURER


                                        BORROWER:
                                        --------


                                        CLINICAL STUDIES, LTD.


                                        By: /s/ Gary S. Gillheeney
                                            ---------------------------------
                                            Name: GARY S. GILLHEENEY
                                            Title: CHIEF FINANCIAL OFFICER AND
                                                   TREASURER

                                        GUARANTORS:
                                        ----------


                                        ATLANTA RADIATION CARE, INC.

                                        ASTHMA AND ALLERGY RESEARCH CENTER, INC.

                                        BABRAD, INC.

                                        BREATHCO INCORPORATED

                                        CCC DURAMED, INC.

                                        CCC-INDIANA LITHOTRIPSY, INC.

                                        CCC LITHOTRIPSY, INC.

                                        CCC NATIONAL LITHOTRIPSY, INC.

                                        CCC OF MELBOURNE, INC.

                                        CCC REHAB, INC.

                                        CHARLOTTE RADIATION CARE, INC.

                                        CHATTANOOGA RADIATION CARE, INC.

                                        CLINICAL MARKETING, LTD.

                                        COLLEGE PARK RADIATION CARE, INC.

                                        DASCO DEVELOPMENT WEST, INC.

                                        DDC REAL ESTATE, CORP.

                                        DEER CO., INC.

                                        DEKALB ENDOSCOPY CENTER, INC.

                                        DIAGNOSTIC IMAGING OF BILTMORE, INC.

                                        FALLS CHURCH RADIATION CARE, INC.

                                        FIRST CHOICE HEALTH CARE SERVICES OF
                                        FT. LAUDERDALE, INC.

                                        FIRST PHYNET, INC.

                                        GARDEN SURGERY CENTER OF PALM BEACH
                                        COUNTY, INC.

                                        ICSL SERVICES, INC.

                                        INFUMATRIX, INC.

                                        LITHOTRIPSY AMERICA, INC.

                                        MONTGOMERY RADIATION CARE AT BAPTIST,
                                        INC.

                                        MONTGOMERY RADIATION CARE, INC.

                                        NASHVILLE RADIATION CARE, INC.

                                        NORTH ATLANTA RADIATION CARE, INC.

                                        NORTH FULTON RADIATION CARE, INC.

                                        NORTHERN VIRGINIA RADIATION CARE, INC.

                                        ONCOLOGY THERAPIES OF AMERICA, INC.

                                        ONCOLOGY THERAPIES, INC.

                                        ORLANDO RADIATION CARE, INC.

                                        PHYMATRIX DIAGNOSTIC IMAGING NORTHEAST,
                                        INC.

                                        PHYMATRIX DIAGNOSTIC IMAGING, INC.

                                        PHYMATRIX ENDOSCOPY CENTER, INC.

                                        PHYMATRIX MANAGEMENT COMPANY, INC.

                                        PHYMATRIX MID-ATLANTIC MANAGEMENT,
                                        INC.

                                        PHYMATRIX NETWORK MANAGEMENT IPA I,
                                        INC.

                                        PHYMATRIX NETWORK MANAGEMENT IPA II,
                                        INC.

                                        PHYMATRIX NETWORK MANAGEMENT, INC.

                                        PHYMATRIX NORTHEAST, INC.

                                        PHYMATRIX OF ATLANTA, INC.

                                        PHYMATRIX OF BROOKLYN, INC.

                                        PHYMATRIX OF CENTRAL GEORGIA, INC.

                                        PHYMATRIX OF DADE COUNTY, INC.

                                        PHYMATRIX OF MANATEE COUNTY, INC.

                                        PHYMATRIX OF NEW JERSEY, INC.

                                        PHYMATRIX OF TAMPA, INC.

                                        PHYMATRIX PHYSICIAN MANAGEMENT, INC.

                                        PHYMATRIX PSYCHOLOGICAL MANAGEMENT, INC.

                                        PHYMATRIX PULMONARY NETWORK, INC.

                                        PHYMATRIX UROLOGY NETWORK, INC.

                                        PHYSICIAN CONSULTANT & MANAGEMENT CO.
                                        OF NC, INC.

                                        PHYSICIAN CONSULTANT & MANAGEMENT CO.
                                        OF NY, INC.

                                        PHYSICIANS CONSULTANT AND MANAGEMENT
                                        CORPORATION

                                        PINNACLE ASSOCIATES, INC.

                                        ROCKVILLE RADIATION CARE, INC.

                                        UNIVERSITY PLACE RADIATION CARE, INC.

                                        UROLOGY CONSULTANT OF SOUTH FLORIDA,
                                        INC.

                                        VISTA RADIATION CARE, INC.

                                        WALDORF RADIATION CARE, INC.



                                    By: /s/ Gary S. Gillheeney
                                       -----------------------------------------
                                      Gary S. Gillheeney, as Chief Financial
                                      Officer of each of the foregoing companies

                                   LENDER:


                                   ABLECO FINANCE LLC

                                   By: /s/ Kevin Genda
                                      ------------------------------------------
                                      Name: KEVIN GENDA
                                      Title: SR. VICE PRESIDENT